                                                                   EXHIBIT 10.22


                                                  ----------------------------
                       AMENDED AND RESTATED         Confidential Treatment
                       --------------------         Requested under 17
                    MASTER SERVICES AGREEMENT       C.F.R. (S)(S) 200.80(b)(4)
                    -------------------------       200.83 and 230.406
                                                  ----------------------------

    THIS AMENDED AND RESTATED MASTER SERVICES AGREEMENT ("Agreement"), dated as of the ____ day of October, 1999 (the "Effective Date"), is made by and between TeleCorp Communications, Inc., a Delaware corporation and its operating affiliates ("TeleCorp") and Wireless Facilities, Inc., a Delaware corporation and its operating affiliates ("WFI"). TeleCorp and WFI are each sometimes referred to herein as a "Party," and collectively as the "Parties."

     WHEREAS, the Parties' legal predecessors entered into a Master Services Agreement dated February 27, 1998 (the "Original Agreement"), as amended by the Revised and Restated First Amendment to the Master Services Agreement dated May 21, 1999 (as amended, the "Amended Original Agreement"), pursuant to which TeleCorp engaged WFI to perform various engineering and site development services in connection with TeleCorp's development of its PCS system in various locations in the United States and [***]; and

     WHEREAS, the text of Original Agreement described the specific nature of the services to be performed by WFI and set forth the pricing for each type of services; and

     WHEREAS, over the course of their relationship the Parties agreed upon numerous additions and modifications to the nature, locations and pricing of the services described in the Original Agreement, and therefore amended the Original Agreement to include such additions and modifications, resulting in the Amended Original Agreement; and

     WHEREAS, to clarify the terms of the Amended Original Agreement and to provide a more efficient mechanism by which TeleCorp may issue further assignments to WFI, the Parties desire to amend and restate the Amended Original Agreement in its entirety.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the Parties do hereby amend and restate the Original Agreement in its entirety, effective as of the Effective Date, as follows:

                             EXPLANATORY STATEMENT

     TeleCorp desires to engage WFI ("General Contractor") to perform numerous different types of services related to TeleCorp's planned personal communication services ("PCS") system (the "System"). These services consist of site acquisition, construction management, program management, microwave relocation and engineering services (each a "Service", collectively the "Services"), all of which are more specifically set forth in Work Orders attached hereto. As of the Effective Date, TeleCorp may assign to WFI additional Services by means of fully executed Work Orders issued from time to time, substantially in the form of

Schedule F attached hereto.  TeleCorp and WFI therefore, in consideration of the
----------
mutual promises and covenants contained herein, agree as follows:

CONFIDENTIAL TREATMENT REQUEST(ED)

I.   TRADING AREAS AFFECTED; COMMITMENT; TELECORP'S
     ACQUISITION OF LICENSES

     TeleCorp is the license-holder for the FCC "A", "B", "D" and "F" Block licenses (collectively, the "Initial Frequency Blocks") and the FCC "C" Block licenses for the Major Trading Areas and Basic Trading Areas listed on Schedule
                                                                       --------
C attached hereto.
-

II.  RELATIONSHIP OF PARTIES

     A.   INDEPENDENT CONTRACTOR RELATIONSHIP.

          The Parties intend by this Agreement to establish an independent contractor relationship. Neither Party nor their employees shall be agents or legal representatives of the other Party for any purpose. Neither Party shall have the authority to act for, bind, or commit the other Party. WFI and TeleCorp agree that this Agreement does not establish or create a relationship of employer-employee, principal-agent, or a franchise, joint venture, or partnership for any purpose whatsoever.

     B.   EMPLOYEES

          During the term of this Agreement, neither Party shall solicit nor accept for employment any senior management employees of the other Party without first obtaining the express written consent of the other Party. TeleCorp shall have the first right to select which of WFI's project managers shall provide Services hereunder and over any employee of WFI currently rendering services for TeleCorp. TeleCorp shall have the right to request, in writing and upon five (5) days' notice to WFI, that a particular employee of WFI perform no further work in connection with this Agreement. WFI agrees that it will immediately honor any such request made by TeleCorp.

     C.   INDEPENDENT CONTRACTORS

          WFI shall act as a manager in its capacity as a general contractor. Without relieving WFI of any of its obligations hereunder, WFI may engage independent contractors to perform any of the construction Services. WFI shall be responsible, but subject to TeleCorp's approval, for selecting the non-WFI persons, contractors, subcontractors, and agents to perform the construction Services to be performed or managed by WFI hereunder. In the event that WFI does retain independent contractors to perform Services, WFI shall be responsible for selecting, contracting, and paying such independent contractors, and WFI shall not bind TeleCorp or cause TeleCorp to be bound to any such independent contractor contract (or agreement of any kind whatsoever), without TeleCorp's written consent at its sole discretion. TeleCorp shall have the right to approve any such non-WFI persons and to approve the terms and conditions of any contract therewith entered into by WFI. All such independent contractors shall provide, to TeleCorp's satisfaction, appropriate licenses and insurance.

     D.   CONTRACTS WITH AFFILIATES

          WFI may contract with any affiliate of WFI to provide goods or services beyond those which its employees would perform, it if deems the same to be necessary or advisable for construction of the Sites. All such contracts shall be subject to prior written approval by TeleCorp in its sole discretion.

III. REQUIRED SERVICES

     Reference is made to the individual, sequentially numbered Work Orders, each of which is attached to this Agreement and made a part hereof.

IV.  PAYMENT

     A.   PAYMENTS TO CONTRACTORS

          WFI shall be responsible for making all payments due to contractors and subcontractors selected by, or contracted with, WFI to perform services and to provide materials at the Sites in connection with Services rendered hereunder. TeleCorp may advise WFI in writing that TeleCorp will pay them directly. WFI shall present copies of all such invoices relating to construction of the Sites that WFI has paid to TeleCorp, and TeleCorp shall then provide WFI reimbursement of such disbursements plus [***]% of such disbursements within thirty (30) days of TeleCorp's receipt of said invoices from WFI. Notwithstanding the foregoing, if such disbursements and fees remain unreimbursed to WFI after thirty (30) days of receipt by TeleCorp, the following procedures shall apply:

          1. WFI shall notify TeleCorp's Controller in writing that such disbursements and fees are more than thirty (30) days overdue;

          2. If such disbursements and fees remain overdue for a total of forty-five (45) days after receipt by TeleCorp, WFI shall notify TeleCorp's Senior Vice President of Finance in writing; and

          3.  Provided that such outstanding undisputed fees and disbursements
              --------
              are in excess of [***] Dollars ($[***]) and have been outstanding for a period of [***] days after receipt by TeleCorp, then, for the duration of the initial term and any renewal terms of this Agreement, TeleCorp shall reimburse WFI for any and all such disbursements plus [***] percent ([***]%) of such disbursements within thirty (30) days of TeleCorp's receipt of said invoices from WFI.

          WFI shall furnish evidence satisfactory to TeleCorp that all labor furnished and material consumed by WFI during the invoice period have been paid in full and that the Services are not subject to liens or claims on account thereof. TeleCorp may withhold payment of the invoice until WFI furnishes such evidence.

          TeleCorp retains the right to directly dispute any material default under any agreement between WFI and any materials or service provider to the extent such agreement authorizes WFI to so dispute, provided that TeleCorp shall provide written notice to WFI of TeleCorp's election to dispute. Upon notice of TeleCorp's election to dispute, WFI shall cease all payments to the disputed services or materials provider until such time as TeleCorp authorizes WFI to resume payment schedule. Nothing in this Section IV.A. shall relieve TeleCorp of its obligations to make reimbursement payments to WFI under this Section IV, provided that TeleCorp may suspend such reimbursement payments for all invoices paid by WFI following a stop payment/dispute notice from TeleCorp. If TeleCorp disputes the amount of expenses of fees

* Confidential treatment requested
claimed by WFI, then as between WFI and TeleCorp, such dispute shall be resolved in accordance with Section X.

          WFI shall pay all taxes, duties, and assessments of every nature due in connection with the Services, and shall invoice TeleCorp for said taxes on a reimbursable basis. WFI hereby indemnifies and holds harmless TeleCorp and its subsidiaries, affiliates, stockholders, directors, officers and agents from any and all liability on account of any and all such taxes, duties, assessments, and deductions.

     B.   PARTIAL PAYMENTS FOR SITE WITHDRAWAL AND REDESIGN

          1.  Withdrawal.  In the event TeleCorp elects to withdraw a Search
              -----------
              Ring assigned to WFI for Site Acquisition Services (as defined in an applicable Work Order), TeleCorp shall give WFI notice of such withdrawal, and shall pay WFI [***]% of the milestone installment that would be due if the work currently in progress was completed and [***]% of all other amounts due hereunder for work completed on the Search Ring as of the date of TeleCorp's withdrawal notice. In the event TeleCorp elects to withdraw a CMS Site, TeleCorp shall give WFI notice of such withdrawal, and shall pay WFI [***]% of the milestone installment that would be due if the work currently in progress was completed and [***]% of all other work completed on the withdrawn CMS Site as of the date of TeleCorp's withdrawal notice; provided that TeleCorp shall not be penalized
                                 --------
              for withdrawing a Search Ring or CMS Site if TeleCorp transfers such Search Ring or CMS Site to a third party tower management company with whom WFI has contracted to perform site development services with respect to that Search Ring or CMS Site. In this Agreement, a Search Ring is defined as a small geographic areas within which a PCS cell site or transmission tower shall be located, based on the network grid's RF design, a Site is defined as a possible location on which a PCS cell site or transmission tower could be located within each Search Ring, and a CMS Site is defined as a Site for which WFI has commenced to perform Construction Management Services.

          2. Search Rings Design. In the event that TeleCorp redesigns a Search Ring beyond [***] miles of an ur ban or suburban Site or [***] miles of a rural Site, rendering unnecessary such Site that it had previously approved and for which WFI has begun but not yet completed all Site Acquisition Services, then TeleCorp shall pay WFI [***]% for all Site Acquisition Services completed at the time that the notice of redesign is received by WFI. For all Site Acquisition Services rendered for the redesigned search ring TeleCorp shall pay WFI an additional [***]% of the milestone installments due for all milestone installments previously performed and [***]% of all milestone installments to be performed for the first time.

     C.   TIMING OF PAYMENT

          All invoices shall be sent to TeleCorp's mailing address and marked:
Attn: Accounts Payable. WFI shall invoice TeleCorp in accordance with the payment schedule set forth herein. Such invoice, after receipt in form satisfactory to TeleCorp, and subject to verification by TeleCorp, shall be paid within thirty (30) days of receipt by TeleCorp. Invoices must be sent in accordance with the invoicing instructions provided in this Agreement. All invoices must indicate the FEIN # 52-1924331 or 133818604 and the correct code per line item invoiced. These codes have been provided to WFI by TeleCorp.

     D.   PAYMENT DISPUTES

          If TeleCorp disputes the amount of expenses or fees claimed by WFI, TeleCorp shall notify WFI in writing, in the manner set forth in Section V.C.1.a, prior to making such payment, and shall pay when due all amounts not in dispute. If the disputed matter cannot be resolved informally between the Parties, either TeleCorp or WFI may request arbitration pursuant to Section X of the Agreement.

     E.   LIABILITIES

          WFI shall remain solely responsible for all matters relating to compensation, unemployment, disability insurance, social security, withholding, and all other federal, state, and local laws, rules and regulations governing such matters.

     F.   APPLICABILITY OF SECTION; WORK ORDERS

          Payment shall be due WFI from TeleCorp under the provisions of this Section with respect to all Services performed by WFI for TeleCorp; unless a Work Order specifies otherwise, in which case the provisions of the Work Order shall apply to the Services provided under that Work Order, provided, however,
                                                            --------
that any such Work Order must be approved in writing by the Chief Financial Officer or General Counsel of TeleCorp.

     G.   INTEREST

          All fees and reimbursable expenses due under this Agreement which shall remain unpaid for a period of greater than [***] days shall bear interest at the greater of the rate of [***]% per month or the maximum permitted by law unless such amount is under dispute pursuant to Paragraph IV. D above.

V.   TERM AND TERMINATION

     A.   TERM

          The Agreement's initial term shall expire on January 1, 2001, unless renewed by both Parties in writing prior to the expiration date.

     B.   TERMINATION WITHOUT CAUSE

          TeleCorp may terminate this Agreement or the provision of any Service by WFI hereunder upon sixty (60) days prior written notice for any reason or no reason.

     C.   TERMINATION FOR CAUSE

          1.  Termination for Cause.

              Either Party shall have the right to terminate the provision of any Service to be provided pursuant to this Agreement, for cause, if the other Party has materially failed to perform its obligations with respect to that Service, and (i) written notice of such failure has been provided to the breaching Party in a form reasonably calculated to allow the breaching Party to (a) acknowledge the failure and cure same or (b) dispute the failure, and (ii) the breaching Party has failed to dispute or to cure the failure within [***] days of receiving such notice. Notwithstanding anything herein that may appear to be to the contrary, the Parties expressly acknowledge and understand that, if TeleCorp is in breach of its obligations to respond to WFI within the time periods set forth in any applicable Work Order for any Service, then TeleCorp may not exercise its right to terminate such Service for cause under this Section V.C.1.

          2.  Termination Notice.

              If either Party intends to terminate any Service it shall do so, subject to this Agreement, by sending a written notice by facsimile and confirmed by reputable overnight carrier able to provide proof of delivery, specifying which Service it intends to terminate and (if for cause) for what cause. A notice of termination duly sent shall be effective on the date sent by overnight courier.

          3. Upon any termination of this Agreement, WFI shall use its best efforts to assign any subcontracts relating to the Services to TeleCorp.

VI.  INSURANCE

     A.   WFI'S REQUIRED INSURANCE

          WFI shall maintain in effect, without interruption, on an annual basis, during the term of this Agreement, the following insurance policies:

          1. Commercial General Liability (Bodily Injury and Property Damage). Insurance coverage with endorsement evidencing coverage for contractual liability. The limits of this insurance shall not be less than:

              a.  Each Occurrence Limit  $1,000,000

              b.  General Aggregate Limit  $2,000,000

          2. Comprehensive Automobile Liability insurance covering the ownership, operation and maintenance of allowed, non-owed, and hired motor vehicles, in limits not less than $1,000,000 for bodily injury and property damage per occurrence.

          3. Worker's Compensation Insurance with statutory limits and Employer's Liability Insurance with limits of not less than $1,000,000 for each accident.

          4. Professional Liability (errors and omissions) insurance of not less than $1,000,000 for each occurrence) with endorsement evidencing coverage for contractual liability.

          5. All foregoing insurance shall provide for an effective date no later than the Effective Date of this Agreement. WFI agrees to maintain such coverage in effect without interruption on an annual basis for so long as this Agreement is in effect. TeleCorp shall be included as an additional insured on WFI's Commercial General Liability insurance. WFI agrees to obtain such insurance from nationally recognized carriers at commercially reasonably rates. WFI's obligations under this Agreement, including its indemnification obligations under Section XI A., will not be affected by WFI's obtaining or failure to obtain any insurance coverage required under this Section VI.

          6. WFI shall provide TeleCorp with Certificates of Insurance from its insurance agent or broker or insurance company evidencing the above coverage and limits.

          7. All insurance policies required to be maintained hereunder shall be issued by companies that hold a current rating of not less than a B+V111, according to Best Key Rating Guide, unless this requirement is expressly waived in writing by the other Party.

VII. REPRESENTATIONS, WARRANTIES AND COVENANTS

     A.   MUTUAL REPRESENTATIONS, WARRANTIES AND COVENANTS

          Each Party represents and warrants to the other Party, which representations and warranties shall continue for the term of the Agreement and the consummation of the transactions herein contemplated, that:

          1. it has full power and authority to execute and perform under the Agreement;

          2. the execution, delivery and performance of the Agreement have been duly authorized by all necessary action on the part of such Party and the Agreement is binding and enforceable against such Party in accordance with its terms;

     The Parties covenant and agree to use their best efforts to cooperate with each other in the performance of their respective obligations under the Agreement, and to take no action that will interfere with the performance by the other Party of such obligations.

     B.   WFI'S REPRESENTATIONS, WARRANTIES, AND COVENANTS

          1. WFI is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and that, as of the Effective Date, it is qualified to do business in and is in good standing under the laws of the following states and
              Commonwealths: Virginia, Louisiana, Texas, Missouri, Illinois, Arkansas, Indiana, Kentucky, Tennessee, Maine, Massachusetts, New Hampshire and Puerto Rico.

          2. WFI warrants its shall perform the Services in accordance with the current standards of care and diligence normally practiced by recognized firms in performing services of a similar nature. If, during the [***] period following the completion of any of the Services, TeleCorp observes that the Services or a portion of the Services were incompletely or incorrectly performed and notifies WFI of the same within that period, WFI shall promptly complete or correct such Services without cost or expense to TeleCorp.

          3. WFI shall comply with all local, municipal, state, federal, and governmental laws, orders, codes, and regulations applicable to WFI's provision of Services. WFI has all necessary licenses to perform the Services and shall provide copies of same to TeleCorp.

          4. The rates and fees charged for each Service hereunder by WFI [***] and taking into [***]. WFI shall [***] to [***]. TeleCorp shall [***]. If at any time during the term of this Agreement, [***].

     C.   TELECORP'S REPRESENTATIONS, WARRANTIES AND COVENANTS

          1. TeleCorp represents and warrants that all information which it shall provide to WFI in connection with WFI's performance of Service hereunder shall be true and complete in all material respects.

          2. TeleCorp covenants that, in a timely fashion, it shall provide all information which WFI reasonably requests in writing, not otherwise freely available to WFI, deemed necessary or desirable by WFI in the course of its provision of the Services, including, but not limited to, information, review and approval to be supplied in connection with the zoning, permitting or construction process. WFI may rely on TeleCorp's Market Implementation Manager or his designee for such information, review and approval.

          3. TeleCorp is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

VIII. CONFIDENTIAL INFORMATION

      A.  USE OF CONFIDENTIAL INFORMATION

          In order to permit the Parties to perform their respective obligations under this Agreement, each Party may, from time to time, disclose to the other confidential or proprietary information ("Confidential Information). Each Party shall use all Confidential Information solely for the purpose of performing its obligations under this Agreement. Neither Party shall disclose to any other person, other than employees or agents of the Party who agree, in writing, to be bound by an equivalent undertaking, any Confidential Information. WFI agrees not to disclose any of

TeleCorp's Confidential Information or any information pertaining to the Sites to a competitor of TeleCorp.

     B.   EXCEPTIONS

          The aforementioned restrictions shall apply to all Confidential Information with the exception of the following:

          1. Confidential Information which is made public by either Party or which otherwise is or hereafter becomes part of the public domain through no wrongful act, fault, or negligence on the part of the other Party;

          2. Confidential Information which a Party can reasonably demonstrate is already in such party's possession and not subject to an existing agreement of confidentiality;

          3. Confidential Information which is received from a third party without restriction and without breach of an agreement with TeleCorp or WFI;

          4. Confidential Information which is independently developed by a Party as evidenced by its records; or

          5. Confidential Information which either Party is required to disclose pursuant to a valid order of a court or other governmental body or any political subdivision thereof; provided that, to the extent that it may lawfully do so, the disclosing Party shall provide the affected Party with immediate written notice of the nature of the required disclosure and shall, where appropriate, provide that Party with the opportunity to interpose an objection or obtain a protective order restricting the use and disclosure of the Confidential Information.

IX.  OWNERSHIP OF WORK PRODUCT AND INTELLECTUAL PROPERTY

     A.   OWNERSHIP OF WORK PRODUCT

          WFI shall promptly disclose to TeleCorp all written work product generated in the course of performing Site Development Services and all facts respecting such work product (the "Work Product"). WFI hereby assigns to TeleCorp all of WFI's right title and interest in Work Product, including without limitation all engineering or architectural drawings and specifications developed by WFI in connection with the Site Development Services and all intellectual property rights embodied therein. In addition, all inventions, discoveries, and other intellectual properties, whether or not patentable, that are conceived or reduced to practice by WFI in connection with the Site Development Services, are the sole property of TeleCorp, and WFI hereby fully and forever assigns same to TeleCorp.

          Whenever requested, WFI shall execute a confirmatory assignment of particular items of Work Product and such other intellectual property rights, and it shall perform all acts reasonably necessary or appropriate to enable TeleCorp to obtain and enforce legal protections relating thereto in all countries. TeleCorp shall reimburse WFI's reasonable out-of-pocket expenses in connection therewith. The Work Product shall be the confidential and proprietary information of TeleCorp and shall be included within the definition of Confidential Information set forth in Section VIII above.

          In addition, all materials that WFI develops and delivers to TeleCorp pursuant to this Agreement shall become the sole and exclusive property of TeleCorp without limitation. WFI agrees to execute all documents and to take all steps that TeleCorp deems necessary or desirable to protect TeleCorp's ownership and property rights of these materials.

          No Implied Rights or Licenses.  Except as provided elsewhere in this
          -----------------------------
Agreement, no rights or licenses to the Work Product or TeleCorp's Confidential Information or to trademarks, inventions, copyrights, or patents embodied therein are implied or granted under this Agreement.

     B.   OWNER'S RIGHT TO COMPLETE WORK

          If WFI defaults or neglects to carry out any of its obligations, or takes any action, or omits to do anything which endangers safety or proper construction, or risks damage or injury to persons or property and fail within a [***]period after receipt of reasonable detailed written notice from TeleCorp not to commence and continue correction of such default or neglect with diligence and promptness, TeleCorp may correct all such work, omissions, or deficiencies, and TeleCorp shall be entitled to recover costs and expenses, including attorneys' fees, pertaining thereto from WFI.

     C.   ASSIGNMENT OF PERSONAL PROPERTY AND WARRANTIES

          1. WFI shall have granted, sold, assigned, transferred, conveyed, and delivered and does by these presents grant, sell, assign, transfer, convey and deliver unto TeleCorp, all of WFI's rights, titles, and interests in and to that described Personal Property and Warranties (as defined below) located in, affixed to, and/or arising or used in connection with each of the Sites assigned to WFI pursuant to a Work Order issued hereunder (collectively, the "Assignment"); but such Assignment shall become effective with respect to each Site only after each of the following conditions
                                              ----
              has been met for that Site: (i) WFI has completed all Site Acquisition, Program Management and Construction Management Services; (ii) TeleCorp has communicated to WFI TeleCorp's final acceptance of such Services; (iii) TeleCorp has paid WFI in full for all Milestones for Site Acquisition, Program Management and Construction Management Services, pursuant to the provisions of the applicable Work Orders; and (iv) TeleCorp has reimbursed WFI for all Per Site Advances and any other reimbursable expenses, together with all associated pass-through fees as described in the Agreement and/or applicable Work Orders.

          2. For purposes of this Section IX. C., "Personal Property" means all fixtures, equipment, machinery, building materials, furniture, furnishings, and other personal property owned by WFI, and located on, attached to, or used in connection with the operation and maintenance of each Site; and "Warranties" means any and all warranties and guaranties relating to the Personal Property or any portion thereof.

          3. WFI hereby represents and warrants to TeleCorp that WFI is the absolute owner of said Personal Property with respect to a particular Site as of the effective date of the Assignment with respect to that Site, that said Personal Property is free and clear of all liens, charges and encumbrances, and that WFI has full right, power and authority to sell and assign said Personal Property to TeleCorp.

          4. TeleCorp hereby assumes and agrees to perform any and all of the obligations of WFI with respect to the Personal Property and Warranties herein assigned arising from and after the effective date of the Assignment with respect to a particular Site. This Assignment does not in any way release WFI from performing its obligations with respect to the Personal Property and Warranties herein assigned arising prior to the effective date of the Assignment with respect to a particular Site.

          5. WFI hereby agrees to indemnify, defend and save TeleCorp harmless from and against any claim, loss, cost (including without limitation, reasonable attorneys' fees) or damage (collectively, "Claims"), to the extent that such Claims were not caused by the acts or omissions of TeleCorp, its employees, officers or agents, arising prior to the effective date of the Assignment with respect to a particular Site in connection with the Personal Property and Warranties assigned.

X.  DISPUTE RESOLUTION

    A.    ARBITRATION PROCEDURE

          If the Parties are unable to resolve any dispute arising out of or relating to this Agreement, either Party may refer such dispute for resolution by final and binding arbitration. The Party submitting a dispute to arbitration shall give notice thereof to each other Party to such dispute and to the President of the American Arbitration Association, who shall select an arbitrator (the "Arbitrator") who (i) has expertise and at least five years' experience in matters directly involved with the type of services to be performed under this Agreement in the Arlington, Virginia area, (ii) certifies to all parties that he/she is independent of the parties to the dispute and will be able to render an impartial decision, and (iii) agrees to proceed in accordance with the applicable provisions of this Section X.

          The Arbitrator shall hold one or more hearings to begin within fifteen
(15) days of his/her selection, shall furnish a written decision within forty-five (45) days of his/her selection, and shall provide an opinion demonstrating the basis for such decision. The Arbitrator may also attempt to mediate the dispute between the Parties if requested to do so by both Parties.

          The Parties agree to exchange promptly any and all relevant documentation as the Arbitrator may order. All arbitration proceedings hereunder shall be conducted in private, and each Party hereby agrees to maintain the confidentiality of the enforcement of the award. All arbitration hearings or mediation sessions are to be held in the Washington, DC metropolitan area unless otherwise agreed by the Parties, and arbitration hearings need not be conducted in accordance with formal rules of evidence.

          The Arbitrator may determine the procedure for hearings which may, but need not, include (a) direct testimony of witnesses; (b) cross-examination of witnesses; (c) submission of sworn statement or affidavits; (d) consideration of relevant documents; and (e) consideration of other matters which the Arbitrator considers to be helpful in making his/her decision.

     B.   COST OF ARBITRATION

          The Arbitrator's fees and other expenses associated with arbitration shall be borne equally by the Parties, unless the Arbitrator finds that the position of one Party is frivolous or unreasonable, in which case, the Arbitrator may require the offending Party to pay all fees and expenses (or some disproportionate amount) associated with the arbitration.

     C.   CONTINUED PERFORMANCE

          At all times during the course of arbitration proceedings, the Parties shall continue in good faith to perform their respective obligations under this Agreement, to the extent such obligations are not in dispute. If a disputed issue is impeding continued performance by either Party, the Arbitrator may adopt an expedited schedule upon request of either Party. Notwithstanding the foregoing, should WFI not be paid in timely fashion for any Service not disputed and not subject to arbitration proceedings, WFI may suspend its performance of such Service.

     D.   AWARD ENFORCEMENT

          The arbitrator may award monetary damages and/or make a binding order, and the Parties hereby agree that an award of the Arbitrator hereunder may be enforced by either Party in the United state District Court for the Eastern District of Virginia (Alexandria Division).

XI.  MISCELLANEOUS

     A.   INDEMNIFICATION

          1. TeleCorp shall indemnify and hold harmless WFI, its affiliates, directors, officers, shareholders, agents, and employees thereof from and against any fine, penalty, loss, cost, damage, injury, claim, expense (including reasonable professional fees and costs and all reasonable fees and costs associated with enforcing this indemnification), or liability incurred by WFI as the result of any act, error, omission, non-performance by negligence, or wrongful act of TeleCorp arising directly out of the performance of this Agreement.

          2. WFI shall indemnify and hold harmless the Party and its affiliates, and the directors, officers, shareholders, agents, and employees thereof (collectively "Indemnitees") from and against any fine, penalty, loss, cost, damage, injury, claim, expense (including reasonable professional fees and costs and all reasonable fees and costs associated with enforcing this indemnification), or liability arising out of or in connection with the performance of the Services, or any breach of this Agreement (individually and collectively "Liabilities") including, but not limited to, liabilities as a result of:

              a.  injury to or death of any person;

              b.  damage to, loss, or destruction of any property;

              c. infringement of a patent, copyright, trademark, service mark, trade name, trade dress, trade secret, or other intellectual property right proprietary right of a third party;

              d. the presence of any hazardous materials or substances, oils, asbestos, environmental pollution, or other substances regulated by any environmental law placed at any TeleCorp facility by WFI, its affiliates, or subcontractors, or which were released into any TeleCorp facility through the negligence or willful misconduct of WFI, its affiliates, or subcontractors; or

              e. any liability arising from WFI's failure to pay WFI's vendors or suppliers all sums properly due such parties.

          2. Upon request of TeleCorp, WFI shall, at its expense, defend any claim, proceeding, appellate proceeding, or suit for Liabilities, whether or not litigation is actually commenced or the allegations are groundless or contain language that creates the potential for Liabilities against Indemnities. WFI shall also (i) keep TeleCorp and any other Indemnities subject to liabilities fully informed of the progress of such defendants of any settlement discussions, and
              (ii) afford TeleCorp or any Indemnities, each at its own expense, an opportunity to participate on an equal basis with WFI in the defense or settlement of any such Liabilities. No settlement shall be agreed to without the prior written consent of TeleCorp, which shall not be unreasonably withheld or delayed.

     B.   ASSIGNMENT

          Assignment to Third Parties. TeleCorp may freely assign its rights and obligations hereunder. Except for a transfer to an operating affiliate of Wireless Facilities, Inc., or as specifically permitted herein, WFI may not assign or transfer any right, interest, or obligation hereunder to any third party without the express written consent of TeleCorp, such consent not to be unreasonably withheld. Any purported assignment in violation of this Section shall be void.

     C.   THIRD PARTY GUARANTEES AND WARRANTIES

          If any of the Site Acquisition or Construction Management Services requires the purchase of equipment or materials or the procurement of services, WFI shall, for the protection of TeleCorp, demand from all vendors and subcontractors commercially reasonable guarantees and Warranties with respect to such equipment, materials, and services, which shall be made available to TeleCorp to the full extent of the terms thereof. WFI's liability with respect to such equipment and materials obtained from vendors or services from subcontractors shall be limited to procuring guarantees from such vendors or subcontractors and rendering all reasonable assistance to TeleCorp as part of the Site Development Services for the purpose of enforcing the same. WFI shall not purchase equipment or materials or procure services without advance written approval from TeleCorp of such purchases or procurements.

     D.   PERMITS

          WFI shall (without additional compensation) keep current all governmental permits, certificates, and licenses (including professional licenses) required by law to be in WFI's name necessary to perform the Services.

     E.   PUBLICITY

          WFI shall not make news releases or issue other advertising pertaining to the Services or this Agreement without prior written approval of TeleCorp.

     F.   NOTICES

          All notices or other communications hereunder shall be in writing and shall be deemed to have been duly delivered and effective upon receipt if personally delivered, or on mailing if mailed by prepaid overnight express service, addressed to the following (or other addresses as the Parties may designate):

If to TeleCorp, to:                         If to WFI, to:

TeleCorp Communications, Inc.               Wireless Facilities, Inc.
1010 North Glebe Road                       9805 Scranton Road
Suite 800                                   Suite 100
Arlington, Virginia 22201                   San Diego, CA 92121
Attn:  General Counsel and                  Attn:  President and Vice President,
       Vice President, Engineering                 Fixed Network Engineering

     G.   BINDING EFFECT

          The Agreement shall be binding upon and enforceable by, and inure to the benefit of, successors, assigns, and transferees of the Parties.

     H.   FURTHER ASSURANCES

          The Parties shall execute and deliver such further instruments and perform such further acts as may reasonably be required to carry out the intent and purposes of this Agreement.

     I.   CHOICE OF LAW

          The Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, excluding the conflict of law provisions thereof.

     J.   WAIVER

          The failure of either Party to insist upon strict performance of any obligation hereunder, irrespective of the length of time for which such failure continue, shall not be a waiver of such Party's right to demand strict compliance in the future. No consent or waiver, express or implied, to or of any breach or default in the performance of any obligation hereunder shall constitute a consent or waiver to or of any other breach or default in the performance of the same or any other obligation hereunder.

     K.   SEVERABILITY

          In case any term of this Agreement shall be held invalid, illegal, or unenforceable in whole or in part, neither the validity of the remaining part of such term nor the validity of the remaining terms of this Agreement shall in any way be affected thereby.

     L.   HEADINGS

          All section and paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the text of this Agreement.

     M.   PRONOUNS

          All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular, or plural as the context may require.

     N.   COUNTERPARTS

          This Agreement may be signed in any number of counterparts, each of which shall be considered an original and all of which taken together shall constitute one and the same instrument.

     O.   MODIFICATION; AMENDMENT; ADDITIONAL SERVICES

          This Agreement may be amended only by a written instrument executed by an officer or authorized representative of each of the Parties. In the event that the Parties, at any time, desire WFI to provide services other than the types of those provided for in this Agreement, then, at such time, the Parties shall execute additional Work Orders describing such services and the payment to be made therefor in a manner substantially similar to the manner in which Services and payment for Services are presently described in existing Work Orders. In the event that the Parties so amend this Agreement, the Agreement, as amended, shall continue in full force and effect thereafter.

     P.   CONSTRUCTION OF AGREEMENT

          This Agreement shall be interpreted according to its plain meeting and shall not be strictly construed against either Party.

     Q.   FORCE MAJEURE

          If the performance of any part of this Agreement, except for payment obligations, by either Party is delayed, rendered impossible by reason of natural disaster, acts of god, actions or decrees of governmental bodies, power or equipment failures, strike or labor unrest, or any other causes beyond the control of the Party whose performance is affected (hereinafter referred to as "Force Majeure Event"), the Party who has been so affected shall immediately give written notice to the other Party of the nature of any such conditions and the extend of delay and shall do everything possible to resume performance hereunder whenever such Force Majeure Event is removed or ceases. Upon receipt of such notice, performance of this Agreement, except for payment obligations, to the extent prevented by Force Majeure Event shall immediately be suspended.

     R.   ENTIRE AGREEMENT

          This Agreement constitutes the entire agreement of the Parties with respect to the subject matters addressed, and shall supersede any and all prior negotiations, undertakings, and agreements with respect hereto.

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the Effective Date.

TELECORP COMMUNICATIONS, INC.                  WIRELESS FACILITIES, INC.
Name: /s/ Thomas H. Sullivan                   Name: /s/ Masood K. Tayebi
     --------------------------                     ------------------------
     Thomas H. Sullivan

Title: President                               Title: President
      -------------------------                      -----------------------

Date: 10/12/99                                 Date: 10/6/99
     --------------------------                     ------------------------

                                   Schedule A
                                   ----------
                           Assignment of Search Rings

  Market                Date Issued    Search Ring Number     Site Name
[***]
[***]                    10/20/97         LTR001          [***]
[***]                    10/20/97         LTR002          [***]
[***]                    10/20/97         LTR003          [***]
[***]                    10/20/97         LTR004          [***]
[***]                    10/20/97         LTR005          [***]
[***]                    11/19/97         LTR006          [***]
[***]                    10/20/97         LTR007          [***]
[***]                    10/20/97         LTR008          [***]
[***]                    10/20/97         LTR009          [***]
[***]                    10/20/97         LTR010          [***]
[***]                    11/20/97         LTR011          [***]
[***]                    10/20/97         LTR012          [***]
[***]                    10/20/97         LTR013          [***]
[***]                    10/20/97         LTR014          [***]
[***]                    11/20/97         LTR015          [***]
[***]                    10/19/97         LTR018          [***]
[***]                    10/20/97         LTR019          [***]
[***]                    10/20/97         LTR020          [***]
[***]                    11/20/97         LTR021          [***]
[***]                    10/20/97         LTR022          [***]
[***]                    11/20/97         LTR023          [***]
[***]                      2/2/98         LTR024          [***]
[***]                    11/19/97         LTR025          [***]
[***]                    11/19/97         LTR026          [***]
[***]                    11/20/97         LTR027          [***]
[***]                    11/19/97         LTR028          [***]
[***]                    10/20/97         LTR029          [***]
[***]                    11/20/97         LTR030          [***]
[***]                    11/19/97         LTR031          [***]
[***]                    11/19/97         LTR032          [***]
[***]                    11/19/97         LTR033          [***]
[***]                    11/20/97         LTR034          [***]
[***]                    11/20/97         LTR035          [***]
[***]                    11/19/97         LTR036          [***]
[***]                    10/20/97         LTR037          [***]
[***]                    11/19/97         LTR038          [***]
[***]                    11/19/97         LTR039          [***]
[***]                    11/19/97         LTR041          [***]
[***]                     1/21/98         LTR042          [***]
[***]                    11/19/97         LTR043          [***]

* Confidential treatment requested

  Market                Date Issued    Search Ring Number     Site Name
[***]                     11/19/97         LTR044       [***]
[***]                     11/19/97         LTR045       [***]
[***]                     11/19/97         LTR046       [***]
[***]                     11/20/97         LTR047       [***]
[***]                     11/19/97         LTR048       [***]
[***]                     11/19/97         LTR049       [***]
[***]                     11/19/97         LTR050       [***]
[***]                     11/19/97         LTR051       [***]
[***]                     10/20/97         LTR052       [***]
[***]                     11/19/97         LTR053       [***]
[***]                     11/19/97         LTR055       [***]
[***]                     11/20/97         LTR056       [***]
[***]                     11/20/97         LTR057       [***]
[***]                     11/20/97         LTR058       [***]
[***]                     11/20/97         LTR059       [***]
[***]                     11/19/97         LTR060       [***]
[***]                     11/19/97         LTR063       [***]
[***]                     11/20/97         LTR065       [***]
[***]                     11/20/97         LTR070       [***]
[***]                     11/20/97         LTR071       [***]
[***]                     11/20/97         LTR072       [***]
[***]                     11/19/97         LTR073       [***]
[***]                     11/19/97         LTR074       [***]
[***]                       2/2/98         LTR075       [***]
[***]                       2/2/98         LTR076       [***]
[***]                       2/2/98         LTR077       [***]
[***]                     11/19/97         LTR090       [***]
[***]                     11/19/97         LTR091       [***]
[***]                     11/19/97         LTR092       [***]
[***]                     11/19/97         LTR093       [***]
[***]                     11/25/97         LTR100       [***]
[***]                     11/25/97         LTR101       [***]
[***]                     11/25/97         LTR102       [***]
[***]                     11/25/97         LTR103       [***]
[***]                     11/25/97         LTR104       [***]
[***]                     11/25/97         LTR105       [***]
[***]                     11/25/97         LTR106       [***]
[***]                     11/25/97         LTR107       [***]
[***]                       2/2/98         LTR108       [***]
[***]                       2/2/98         LTR109       [***]

                                 Page 18 of 90

*Confidential treatment requested

  Market                Date Issued    Search Ring Number     Site Name
[***]                     11/25/97         LTR140        [***]
[***]                     11/25/97         LTR142        [***]
[***]                     11/25/97         LTR143        [***]
[***]                     11/25/97         LTR144        [***]
[***]                     11/25/97         LTR145        [***]
[***]                     11/25/97         LTR146        [***]
[***]                     11/25/97         LTR147        [***]
[***]                     11/25/97         LTR148        [***]
[***]                     11/25/97         LTR149        [***]
[***]                     11/25/97         LTR150        [***]
[***]                     11/25/97         LTR151        [***]
[***]                     11/25/97         LTR152        [***]
[***]                     11/25/97         LTR153        [***]
[***]                     11/25/97         LTR154        [***]
[***]                       2/3/98         LTR155        [***]
[***]                       2/3/98         LTR156        [***]
[***]                     11/20/97         LTR200        [***]
[***]                     11/20/97         LTR215        [***]
[***]                     11/20/97         LTR216        [***]
[***]                     11/20/97         LTR217        [***]
[***]                     11/20/97         LTR218        [***]
[***]                     11/20/97         LTR219        [***]
[***]                     11/25/97         LTR252        [***]
[***]                     11/20/97         LTR270        [***]
[***]                     11/20/97         LTR271        [***]
[***]                     11/19/97         LTR272        [***]
[***]                       2/4/98         LTR280        [***]
[***]                       2/4/98         LTR285        [***]

[***]                     10/21/97         MEM001        [***]
[***]                     10/21/97         MEM002        [***]
[***]                     10/21/97         MEM003        [***]
[***]                     11/20/97         MEM004        [***]
[***]                     11/20/97         MEM005        [***]
[***]                     10/21/97         MEM006        [***]
[***]                     10/21/97         MEM007        [***]
[***]                     10/21/97         MEM008        [***]
[***]                     12/10/97         MEM009        [***]
[***]                     11/21/97         MEM010        [***]
[***]                     11/21/97         MEM011        [***]
[***]                     11/21/97         MEM012        [***]
[***]                     11/20/97         MEM013        [***]

*Confidential treatment requested

  Market                Date Issued    Search Ring Number     Site Name
[***]                     10/21/97         MEM014        [***]
[***]                     10/15/97         MEM015        [***]
[***]                     10/15/97         MEM016        [***]
[***]                     10/21/97         MEM017        [***]
[***]                     12/10/97         MEM018        [***]
[***]                     11/20/97         MEM019        [***]
[***]                     10/21/97         MEM020        [***]
[***]                     11/21/97         MEM021        [***]
[***]                     11/20/97         MEM022        [***]
[***]                     10/21/97         MEM023        [***]
[***]                     10/21/97         MEM024        [***]
[***]                     10/21/97         MEM025        [***]
[***]                     11/20/97         MEM026        [***]
[***]                     10/21/97         MEM027        [***]
[***]                     11/20/97         MEM028        [***]
[***]                     11/20/97         MEM029        [***]
[***]                     10/21/97         MEM030        [***]
[***]                     12/10/97         MEM031        [***]
[***]                     11/20/97         MEM032        [***]
[***]                     11/20/97         MEM033        [***]
[***]                     10/21/97         MEM034        [***]
[***]                     10/21/97         MEM035        [***]
[***]                     10/15/97         MEM036        [***]
[***]                     10/21/97         MEM037        [***]
[***]                     11/25/97         MEM038        [***]
[***]                      12/4/97         MEM-039       [***]
[***]                     11/20/97         MEM-040       [***]
[***]                     10/21/97         MEM041        [***]
[***]                     11/20/97         MEM042        [***]
[***]                     11/20/97         MEM043        [***]
[***]                      1/21/97         MEM044        [***]
[***]                     11/21/97         MEMF45        [***]
[***]                     11/20/97         MEM046        [***]
[***]                     1-/20/97         MEM047        [***]
[***]                     11/20/97         MEMO48        [***]
[***]                     10/21/97         MEM049        [***]
[***]                     11/20/97         MEM050        [***]
[***]                     11/21/97         MEM051        [***]
[***]                     11/21/97         MEM052        [***]
[***]                     11/20/97         MEM053        [***]
[***]                     11/21/97         MEM054        [***]
[***]                     11/20/97         MEM055        [***]
[***]                     10/22/97         MEM056        [***]
[***]                     11/25/97         MEM057        [***]

*Confidential treatment requested

  Market                Date Issued    Search Ring Number     Site Name
[***]                   11/20/97           MEM058       [***]
[***]                   11/25/97           MEM059       [***]
[***]                   11/25/97           MEM060       [***]
[***]                   11/25/97           MEM061       [***]
[***]                   11/21/97           MEMU62       [***]
[***]                   11/25/97           MEM063       [***]
[***]                   11/20/97           MEM064       [***]
[***]                    12/4/97           MEM065       [***]
[***]                   11/20/97           MEM066       [***]
[***]                   11/21/97           MEM067       [***]
[***]                   11/21/97           MEM068       [***]
[***]                   11/21/97           MEM069       [***]
[***]                   11/21/97           MEM070       [***]
[***]                   11/21/97           MEM071       [***]
[***]                   11/20/97           MEM072       [***]
[***]                   11/20/97           MEM073       [***]
[***]                   11/20/97           MEM074       [***]
[***]                   11/25/97           MEM075       [***]
[***]                   11/21/97           MEM076       [***]
[***]                    12/1/97           MEffO-77     [***]
[***]                    12/1/97           MEM078       [***]
[***]                   11/20/97           MEM079       [***]
[***]                   11/21/97           MEM080       [***]
[***]                   11/20/97           MEM081       [***]
[***]                   11/20/97           MEMO82       [***]
[***]                    12/1/97           MEM083       [***]
[***]                   11/20/97           MEMO 87      [***]
[***]                    12/1197           MEM088       [***]
[***]                   11/25/97           NMM089       [***]
[***]                   11/20/97           MEM090       [***]
[***]                    12/1/97           MEM091       [***]
[***]                   11/25/97           MEM092       [***]
[***]                    12/1/97           MEM093       [***]
[***]                    12/1/97           MEM094       [***]
[***]                    12/1/97           MEM095       [***]
[***]                    12/1/97           MEM096       [***]
[***]                    12/1/97           MEM097       [***]
[***]                   12/29/97           MEM098       [***]
[***]                    12/1/97           MEM099       [***]
[***]                    12/1/97           MEM100       [***]
[***]                    12/1/97           MEM101       [***]
[***]                    12/2/97           MEM102       [***]
[***]                    12/2/97           MEM103       [***]
[***]                    12/2/97           MEM104       [***]

                                 Page 21 of 90

* Confidential treatment requested

  Market                Date Issued    Search Ring Number     Site Name
[***]                  12/2/97             MEM105         [***]
[***]                  12/2/97             MEM108         [***]
[***]                 11/20/97             MEM109         [***]
[***]                  12/2/97             MEMI 10        [***]
[***]                 11/20/97             MEMI 11        [***]
[***]                  12/2/97             MEM 112        [***]
[***]                 11/21/97             MEM 114        [***]
[***]                  12/2/97             MEM 115        [***]
[***]                  12/2/97             MEM 116        [***]
[***]                  12/2/97             MEM 117        [***]
[***]                  12/2/97             MEM 118        [***]
[***]                  12/2/97             MEM 119        [***]
[***]                  12/2/97             MEM120         [***]
[***]                  12/2/97             MEM121         [***]
[***]                  12/2/97             MEM122         [***]
[***]                  12/2/97             MEM123         [***]
[***]                  12/2/97             MEM124         [***]
[***]                  12/2/97             MEM125         [***]
[***]                  12/2/97             MEM126         [***]
[***]                  12/2/97             MEM127         [***]
[***]                  12/2/97             MEM128         [***]
[***]                  12/2/97             MEM129         [***]
[***]                  12/2/97             MEM130         [***]
[***]                  12/2/97             MEM131         [***]
[***]                  12/2/97             MEM132         [***]
[***]                  12/2/97             MEM133         [***]
[***]                  12/2/97             MEM134         [***]
[***]                 11/20/97             MEM135         [***]
[***]                 11/21/97             MEM136         [***]
[***]                 11/25/97             MEM137         [***]
[***]                 11/25/97             MEM138         [***]
[***]                 11/21/97             MEM139         [***]
[***]                 11/25/97             MEM140         [***]
[***]                 12/11/97             MEM141         [***]
[***]                 12/11/97             MEM142         [***]
[***]                 12/11/97             MEM143         [***]
[***]                 12/19/97             MEM144         [***]
[***]                 12/19/97             MEM145         [***]
[***]                 12/19/97             MEM146         [***]
[***]                 12/19/97             MEM147         [***]
[***]                 12/19/97             MEM148         [***]

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
  Market                Date Issued    Search Ring Number     Site Name
[***]                  12/19/97            MEM149             [***]
[***]                   12/3/97            MEM150             [***]
[***]                   12/3/97            MEM151             [***]
[***]                   12/3/97            MEM152             [***]
[***]                   12/3/97            MEM153             [***]
[***]                   12/3/97            MEM154             [***]
[***]                   12/3/97            MEM155             [***]
[***]                  12/19/97            MEM156             [***]
[***]                  12/19/97            MEM157             [***]
[***]                   1/13/98            MEM158             [***]
[***]                   1/13/98            MEM159             [***]


[***]                  10/17/97            HYN001             [***]
[***]                  10/17/97            HYNO02             [***]
[***]                  10/17/97            HYNO03             [***]
[***]                  10/17/97            HYNO04             [***]
[***]                  10/17/97            YNO05              [***]
[***]                  10/17/97            YNO06              [***]
[***]                  10/17/97            YNO07              [***]
[***]                  10/17/97            YNO08              [***]
[***]                  10/17/97            YNO09              [***]
[***]                  10/17/97            YN010              [***]
[***]                  10/17/97            YN011              [***]
[***]                  11/21/97            YNO12              [***]
[***]                  10/17/97            YNO13              [***]
[***]                  10/17/97            YNO15              [***]
[***]                  10/17/97            YNO16              [***]
[***]                  10/17/97            YNO19              [***]
[***]                  10/17/97            YN020              [***]
[***]                  11/21/97            YN021              [***]
[***]                  11/21/97            HYN022             [***]
[***]                  11/21/97            HYN02T             [***]
[***]                  11/21/97            HYN024             [***]
[***]                  11/21/97            HYN025             [***]
[***]                  11/21/97            HYN026             [***]
[***]                  11/21/97            HYN027             [***]
[***]                  11/21/97            HYN028             [***]
[***]                  11/21/97            HYN029             [***]
[***]                  11/21/97            HYN030             [***]
[***]                  10/17/97            HYN101             [***]
[***]                  10/17/97            HYN102             [***]

*Confidential Treatment Requested

  Market                Date Issued    Search Ring Number     Site Name
[***]                  10/17/97            HYN 103            [***]
[***]                  10/17/97            FIYN104            [***]
[***]                  10/17/97            HYN105             [***]
[***]                  10/17/97            HYN106             [***]
[***]                  10/17/97            HYN 107            [***]
[***]                  10/17/97            HYN108             [***]
[***]                  11/21/97            HYN 109            [***]
[***]                  11/21/97            HYN110             [***]
[***]                  11/20/97            HYNI I I           [***]
[***]                  11/20/97            HYN 112            [***]
[***]                  11/20/97            HYN113             [***]
[***]                  11/20/97            HYN 114            [***]
[***]                  11/21/97            HYN 115            [***]
[***]                  11/20/97            HYN 116            [***]
[***]                  11/21/97            HYN 117            [***]
[***]                  11/21/97            HYN 118            [***]
[***]                  10/17/97            WOR007             [***]
[***]                  10/17/97            WOR008             [***]
[***]                  10/17/97            WOR009             [***]
[***]                  10/17/97            WOR010             [***]
[***]                  10/17/97            WOR011             [***]
[***]                  10/17/97            WOR012             [***]
[***]                  10/17/97            WOR013             [***]
[***]                  10/17/97            WOR014             [***]
[***]                  10/17/97            WOR016             [***]
[***]                  10/17/97            WOR017             [***]
[***]                  10/17/97            WOR018             [***]
[***]                  10/17/97            WOR019             [***]
[***]                  10/17/97            WOR026             [***]
[***]                  10/17/97            WOR027             [***]
[***]                  10/17/97            WOR117             [***]
[***]                  10/17/97            WOR118             [***]
[***]                  10/17/97            WOR119             [***]
[***]                  10/17/97            WOR120             [***]
[***]                  10/17/97            WOR130             [***]
[***]                  10/17/97            WOR143             [***]
[***]                  10/17/97            WOR145             [***]
[***]                  10/17/97            WOR146             [***]
[***]                  10/17/97            WOR148             [***]
[***]                  10/17/97            WOR156             [***]
[***]                  10/17/97            WOR163             [***]
[***]                  10/17/97            WOR164             [***]

*Confidential Treatment Requested

  Market                Date Issued    Search Ring Number     Site Name
[***]                  10/17/97            WOR186             [***]
[***]                  10/17/97            WOR187             [***]
[***]                  12/18/97            WOR188             [***]
[***]                  10/17/97            WOR191             [***]
[***]                  12/18/97            WOR192             [***]
[***]                  10/17/97            WOR193             [***]
[***]                  10/17/97            WOR194             [***]
[***]                  10/17/97            WOR195             [***]
[***]                  10/17/97            WOR196             [***]
[***]                  10/17/97            WOR197             [***]
[***]                  11/21/97            NAS001             [***]
[***]                  11/21/97            NAS002             [***]
[***]                  11/21/97            NAS003             [***]
[***]                  11/21/97            NAS004             [***]
[***]                  11/21/97            NAS005             [***]
[***]                  11/21/97            NAS006             [***]
[***]                  11/21/97            NAS007             [***]
[***]                  11/21/97            NAS009             [***]
[***]                  11/21/97            NAS013             [***]
[***]                  11/21/97            NAS014             [***]
[***]                  11/21/97            NAS021             [***]
[***]                  11/21/97            NAS022             [***]
[***]                  11/21/97            NAS023             [***]
[***]                  11/21/97            NAS024             [***]
[***]                  11/21/97            NAS025             [***]
[***]                  11/21/97            NAS026             [***]
[***]                  11/21/97            NAS027             [***]
[***]                  11/21/97            NAS028             [***]
[***]                  11/21/97            NAS029             [***]
[***]                  11/21/97            NAS030             [***]
[***]                  11/21/97            NAS031             [***]
[***]                  11/21/97            NAS042             [***]
[***]                  11/21/97            NAS047             [***]
[***]                  11/21/97            NAS051             [***]
[***]                  11/21/97            NAS052             [***]
[***]                  11/21/97            NAS056             [***]
[***]                  11/21/97            NAS057             [***]
[***]                  11/21/97            NAS058             [***]
[***]                  11/21/97            NAS059             [***]
[***]                  11/21/97            NAS061             [***]
[***]                  11/21/97            NAS062             [***]
[***]                  11/21/97            NAS063             [***]

                                 Page 25 of 90
*Confidential Treatment Requested

  Market                Date Issued    Search Ring Number     Site Name
[***]                  11/21/97            NAS064             [***]
[***]                  11/21/97            NAS071             [***]
[***]                  11/21/97            NAS073             [***]
[***]                  11/21/97            NAS074             [***]
[***]                  11/21/97            NAS076             [***]
[***]                  11/21/97            NAS081             [***]
[***]                  11/21/97            NAS082             [***]
[***]                  11/21/97            NAS084             [***]
[***]                  11/21/97            NAS101             [***]
[***]                  11/21/97            NAS 102            [***]
[***]                  11/21/97            NAS 103            [***]
[***]                  11/21/97            NAS 105            [***]
[***]                  11/21/97            NAS 107            [***]
[***]                  11/21/97            NAS108             [***]
[***]                  11/21/97            NAS109             [***]
[***]                  11/21/97            NAS110             [***]
[***]                  11/21/97            NAS111             [***]
[***]                  11/21/97            NAS 112            [***]
[***]                  11/21/97            NAS 113            [***]
[***]                  11/21/97            NAS 114            [***]
[***]                  12/18/97            NAS 115            [***]
[***]                  12/18/97            NAS120             [***]
[***]                  11/21/97            NAS121             [***]
[***]                  11/21/97            NAS122             [***]
[***]                  11/21/97            NAS123             [***]
[***]                  11/21/97            NAS124             [***]
[***]                  11/21/97            NAS141             [***]
[***]                  11/21/97            NAS142             [***]
[***]                  11/21/97            NAS 143            [***]
[***]                  11/21/97            NAS 144            [***]
[***]                  11/21/97            NAS146             [***]
[***]                  11/21/97            NAS 147            [***]
[***]                  11/21/97            NAS148             [***]
[***]                  11/21/97            NAS149             [***]
[***]                  11/21/97            NAS150             [***]
[***]                  11/21/97            NAS151             [***]
[***]                  11/21/97            NAS152             [***]
[***]                  11/21/97            NAS 153            [***]
[***]                  11/21/97            NAS154             [***]
[***]                  11/21/97            NAS171             [***]
[***]                  11/21/97            NAS 172            [***]
[***]                  11/21/97            NAS 173            [***]

*Confidential Treatment Requested

  Market                Date Issued    Search Ring Number     Site Name
[***]                  11/21/97            NAS 181            [***]
[***]                  11/21/97            NAS 182            [***]
[***]                  11/21/97            NAS183             [***]
[***]                  11/21/97            NAS 184            [***]
[***]                  11/21/97            NAS 199            [***]


[***]                  10/20/97            BRG061             [***]
[***]                  10/20/97            BRG062             [***]
[***]                  11/21/97            BRG063             [***]
[***]                  11/21/97            BRG064             [***]
[***]                  10/20/97            BRG065             [***]
[***]                  10/20/97            BRG066             [***]
[***]                  11/21/97            BRG067             [***]
[***]                  10/20/97            BRG068             [***]
[***]                   12/1/97            BRG069             [***]
[***]                  11/21/97            BRG070             [***]
[***]                   12/1/97            BRG072             [***]
[***]                  10/20/97            BRG073             [***]
[***]                  10/20/97            BRG074             [***]
[***]                  10/20197            BRG075             [***]
[***]                   12/1/97            BRG076             [***]
[***]                   12/1/97            BRG077             [***]
[***]                  11/21/97            BRG079             [***]
[***]                  11/21/97            BRG117             [***]
[***]                  11/21/97            BRG118             [***]
[***]                  11/21/97            BRG136             [***]
[***]                  11/21/97            BRG137             [***]
[***]                  11/20/97            BRG138             [***]
[***]                   12/1/97            BRG139             [***]
[***]                  10/20/97            BRG140             [***]
[***]                  10/20/97            BRG141             [***]
[***]                  10/20/97            BRG142             [***]
[***]                  10/20/97            BRG143             [***]
[***]                  10/20/9             BRG144             [***]
[***]                  11/21/97            BRG145             [***]
[***]                  11/21/97            BRG146             [***]
[***]                  11/21/97            BRG147             [***]
[***]                  11/21/97            BRG148             [***]
[***]                  10/20/97            BRG149             [***]
[***]                  11/21/97            BRG150             [***]
[***]                  11/21/97            BRG151             [***]

*Confidential Treatment Requested

  Market                Date Issued    Search Ring Number     Site Name
[***]                  11/21/97            BRG153             [***]
[***]                  11/21/97            BRG154             [***]
[***]                  11/21/97            BRG155             [***]
[***]                   12/1/97            BRG157             [***]
[***]                  11/21/97            BRG158             [***]
[***]                   12/1/97            BRG181             [***]
[***]                   12/1/97            BRG205             [***]
[***]                   12/1/97            BRG206             [***]
[***]                  10/20/97            HMA051             [***]
[***]                  10/20/97            HMA052             [***]
[***]                  10/20/97            HMA053             [***]
[***]                  10/20/97            HMA120             [***]
[***]                  10/20/97            HMA121             [***]
[***]                  10/20/97            HMA122             [***]
[***]                  10/20/97            HMA127             [***]
[***]                  10/20/97            HMA128             [***]
[***]                  11/21/97            HMA186             [***]
[***]                  11/21/97            LAF082             [***]
[***]                  11/21/97            LAF083             [***]
[***]                  11/21/97            LAF085             [***]
[***]                  11/21/97            LAF086             [***]
[***]                  11/21/97            LAF087             [***]
[***]                  11/21/97            LAF088             [***]
[***]                  11/21/97            LAF089             [***]
[***]                  11/21/97            LAF090             [***]
[***]                  11/21/97            LAF091             [***]
[***]                  11/21/97            LAF163             [***]
[***]                  11/21/97            LAF164             [***]
[***]                  11/21/97            LAF165             [***]
[***]                  11/21/97            LAF169             [***]
[***]                  11/21/97            LAF172             [***]
[***]                  11/21/97            LAF173             [***]
[***]                  11/21/97            LAF174             [***]
[***]                  10/20/97            NOR001             [***]
[***]                  10/20/97            NOR002             [***]
[***]                  10/20/97            NOR003             [***]
[***]                  10/20/97            NOR004             [***]
[***]                  10/20/97            NOR005             [***]
[***]                  10/20/97            NOR006             [***]
[***]                  10/20/97            NOR007             [***]
[***]                  11/24/97            NOR008             [***]
[***]                   12/1/97            NOR009             [***]
[***]                   12/1/97            NOR010             [***]
[***]                  10/20/97            NOR011             [***]

*Confidential Treatment Requested

                                  SCHEDULE B
                                  ----------

                                    TO THE
                 AMENDED AND REVISED MASTER SERVICES AGREEMENT
                                    BETWEEN
                         TELECORP COMMUNICATIONS, INC.
                                      AND
                           WIRELESS FACILITIES, INC.


                            [INTENTIONALLY DELETED]

                                  SCHEDULE C
                                  ----------
                                    TO THE
                 AMENDED AND REVISED MASTER SERVICES AGREEMENT
                                    BETWEEN
                         TELECORP COMMUNICATIONS, INC.
                                      AND
                           WIRELESS FACILITIES, INC.


Initial Frequency Blocks
------------------------

MTA                                                              BTA
NUMBER                         MTA NAME                          NUMBER                BTA NAME
-----------------------------------------------         -----------------------------------------------
 [***]                          [***]                             [***]                  [***]
-----------------------------------------------         -----------------------------------------------
 [***]                          [***]                             [***]                  [***]
-----------------------------------------------         -----------------------------------------------
 [***]                          [***]                             [***]                  [***]
-----------------------------------------------         -----------------------------------------------
 [***]                          [***]                             [***]                  [***]
-----------------------------------------------         -----------------------------------------------
 [***]                          [***]
-----------------------------------------------         -----------------------------------------------
 [***]                          [***]
-----------------------------------------------         -----------------------------------------------
 [***]                          [***]
-----------------------------------------------         -----------------------------------------------

[***]MTA
     ---
    [***]                    [***]
-----------------------------------------------
    [***]                    [***]
-----------------------------------------------
    [***]                    [***]
-----------------------------------------------
    [***]                    [***]
-----------------------------------------------

C BLOCK
-------

       BTA                                      TELECORP MARKET
      NUMBER                BTA NAME                NUMBER
-----------------------------------------------------------------------------------
      [***]                       [***]             1
-----------------------------------------------------------------------------------
      [***]                       [***]             1
-----------------------------------------------------------------------------------
      [***]                       [***]             1
-----------------------------------------------------------------------------------
      [***]                       [***]             2
-----------------------------------------------------------------------------------
      [***]                       [***]             2
-----------------------------------------------------------------------------------
      [***]                       [***]             3
-----------------------------------------------------------------------------------
      [***]                       [***]             4
-----------------------------------------------------------------------------------

                                  SCHEDULE D
                                  ----------
                                    TO THE
                 AMENDED AND REVISED MASTER SERVICES AGREEMENT
                                    BETWEEN
                         TELECORP COMMUNICATIONS, INC.
                                      AND
                           WIRELESS FACILITIES, INC.


                            [INTENTIONALLY DELETED]

                                  SCHEDULE E
                                  -----------

                             Responsibility Matrix
                            ----------------------

WFI shall be responsible for performance of the following:

RF ENGINEERING SUPPORT
----------------------

1.   Identify, qualify and secure real estate for radio base station sites.

2. Perform field site visits in conjunction with RF Engineers to specify antenna mounting locations and antenna downtilts.

3.   Review base station construction drawings.

4.   Spectrum clearing.

BASE STATION SITE CONSTRUCTION
------------------------------

1.   Management of Architectural/Engineering design for site.

2. Use layout drawings to prepare Bill of Material. Furnish Bill of Material to Owner.

3.   Ensure that ground provided to minicell meets National Electrical Code
     Article 250.

4.   Preparation of tender documents for site construction bids.

5.   Application for building permits

6.   Evaluation of construction bids.

7.   Negotiations with bidders.

8.   Placing orders to contractors.

9.   Furnish estimated "site ready for installation" date to vendor.

10.  Surveyor verification of initial antenna orientations.

11.  Check of site ready for installation.

12.  Develop punch list of outstanding civil issues.

13.  Supervision of site construction.

14.  Auditing contractor invoices.

15.  Acceptance of completed construction.

16.  Owner representative at site-ready inspection.

17. Complete main feed line and antenna VSWR sweeps in compliance with specifications.

18.  After GA date, Install Vendor Provided DMAU.

SITE INSTALLATION/INTEGRATION
-----------------------------

1.   Arrange for site access during cell install and testing.

                                  SCHEDULE F
                                  ----------
                                    TO THE
                AMENDED AND RESTATED MASTER SERVICES AGREEMENT
                                    BETWEEN
                         TELECORP COMMUNICATIONS, INC.
                                      AND
                           WIRELESS FACILITIES, INC.

                               Sample Work Order
                               -----------------


WORK ORDER NO.: ___

DATE: _________, 1999

You are hereby requested to provide the services set forth below ("the Services") subject to the terms and conditions set forth herein and in accordance with the provisions of the Amended and Restated Master Services Agreement (the "Agreement") dated __________, 1999 by and between TeleCorp Communications, Inc. and its operating affiliates ("Client") and Wireless Facilities, Inc. and its affiliates ("WFI") and according to the following terms:


1. ASSIGNMENT: The following illustrates the Services and specific tasks to be performed by WFI:

            [DESCRIPTION OF SERVICES AND TASKS - SEE ATTACHMENT A]

2. SERVICES FEES AND REIMBURSEMENT OF EXPENSES: Client shall compensate WFI for the Services at the fixed rates per Site as set forth in Attachment B, and shall reimburse WFI for expenses in accordance with Section IV of the Agreement [OR in accordance with Attachment B].

3. INVOICING SCHEDULE: WFI shall invoice Client for Service Fees in accordance with the schedule of Payment Milestones per Attachment B to this Work Order.

4. PAYMENT OF INVOICES: All invoices shall be due and payable by Client in accordance with the terms set forth in Section IV of the Agreement [OR as set forth in Attachment B to this Work Order].

5. COMMENCEMENT OF SERVICES: WFI shall initiate performance of the Services (in accordance with the Deployment Schedule) immediately upon full execution of this Work Order.

6. MASTER SERVICES AGREEMENT: This Work Order shall be appended to the Agreement and is incorporated therein by reference. All of the terms and conditions of the Agreement shall apply to the provision of Services hereunder; however, in case of conflict, the terms of this Work Order shall govern.


TELECORP COMMUNICATIONS, INC.                       WIRELESS FACILITIES, INC.

By: _________________________                       By: ________________________

Name: _______________________                       Name: ______________________

Title: ______________________                       Title: _____________________

Date:________________________                       Date:_______________________

                AMENDED AND RESTATED MASTER SERVICES AGREEMENT
                                    BETWEEN
                         TELECORP COMMUNICATIONS, INC.
                                      AND
                           WIRELESS FACILITIES, INC.

    WORK ORDER FOR SITE DEVELOPMENT SERVICES FOR FIRST PHASE PCS BUILD-OUT
    ----------------------------------------------------------------------

WORK ORDER NO.: 1

DATE: February 27, 1998

You are hereby requested to provide the services set forth below ("the Services") subject to the terms and conditions set forth herein and in accordance with the provisions of the Amended and Restated Master Services Agreement (the "Agreement") dated __________, 1999 by and between TeleCorp Communications, Inc. and its operating affiliates ("Client") and according to the following terms:

1. ASSIGNMENT: The following illustrates the Services and specific tasks to be performed by WFI:

            [DESCRIPTION OF SERVICES AND TASKS - SEE ATTACHMENT A]

2. SERVICES FEES AND REIMBURSEMENT OF EXPENSES: Client shall compensate WFI for the Services at the fixed rates per Site as set forth in Attachment B, and shall reimburse WFI for expenses in accordance with Section IV of the Agreement.

3. INVOICING SCHEDULE: WFI shall invoice Client for Service Fees in accordance with the schedule of Payment Milestones per Attachment B to this Work Order.

4. PAYMENT OF INVOICES: All invoices shall be due and payable by Client in accordance with the terms set forth in Section IV of the Agreement.

5. COMMENCEMENT OF SERVICES: WFI shall initiate performance of the Services (in accordance with the Project Schedule) immediately upon full execution of this Work Order.

6. MASTER SERVICES AGREEMENT: This Work Order shall be appended to the Agreement and is incorporated therein by reference. All of the terms and conditions of the Agreement shall apply to the provision of Services hereunder; however, in case of conflict, the terms of this Work Order shall govern.

            [PREVIOUSLY EXECUTED AS PART OF THE ORIGINAL AGREEMENT]

                                 Attachment A
                                 ------------

    WORK ORDER FOR SITE DEVELOPMENT SERVICES FOR FIRST PHASE PCS BUILD-OUT
    ----------------------------------------------------------------------

A.   SITE ACQUISITION SERVICES AND PROGRAM MANAGEMENT SERVICES - SCOPE OF WORK

     In the course of building out the System, TeleCorp shall, based on its System network grid, establish small geographic areas within which a cell site or transmission tower shall be located, based on the network grid's RF design (a "Search Ring"). TeleCorp will provide to WFI its System network grid, with the established Search Rings overlaid thereon. TeleCorp will assign to WFI no less than [***] Search Rings, via Schedule A attached to the Master Services
                             ----------
Agreement, which shall be amended from time to time. At no time will the number of Search Rings assigned to WFI on Schedule A drop below [***]. WFI shall
                                   ----------
provide the following services (all of which shall be hereinafter referred to collectively as the "Site Acquisition Services") within the Search Rings for TeleCorp, but WFI shall not be the exclusive provider thereof. With respect to each Search Ring, WFI shall perform the following services:

     1. Search Ring Background Workup. WFI shall prepare a zoning, construction, and land use analysis of the geographic area covered by each Search Ring, which will include, at a minimum:

          a.  Listing of all state and local jurisdictions;

          b.  Zoning process descriptions;

          c. Zoning maps in both hardcopy and softcopy formats, to the extent possible;

          d.  Zoning application forms, and estimates of necessary fees;

          e.  Zoning meeting schedules;

          f. Sample construction and land use permit applications, forms, estimates of necessary fees, identity of permitting authorities and their various meeting schedules;

          g. Contact information (name, address, affiliation, phone, e-mail and fax) for key zoning, construction, and land use permitting personnel;

          h. Background report on community awareness, issues, and concerns related to PCS infrastructure deployment;

          i.  Identified Federal Aviation Administration (FAA) restrictions; and

          j.  Identified environmental restrictions.

     2.   Site Identification, Acquisition, Zoning and Permitting

          a. WFI shall identify at least two possible locations on which a cell site or transmission tower could be located (a "Site") within each Search Ring.

CONFIDENTIAL TREATMENT REQUEST(ED)

              Each candidate Site shall be submitted to TeleCorp, which will certify in writing to WFI whether each such Site meets TeleCorp's requirements for cost, availability, ability to be zoned, ability to be permitted, ability to be constructed and suitability to RF engineering. Submission of the Site shall be made to the person designated by TeleCorp from time to time. TeleCorp shall make such certification within [***] business days of the Site's Submission.

          b. WFI shall negotiate the purchase or lease of at least [***] certified Site within each Search Ring. Purchase or lease terms shall, upon completion of their negotiation by WFI, be submitted to TeleCorp in writing, and TeleCorp shall accept or reject same, in writing (acceptance may be by execution of documents presented, if appropriate). Prior to the Closing, TeleCorp shall not be obligated to accept or reject such terms within a particular time frame, or at all, but after the Closing, TeleCorp shall accept or reject such terms within [***] business days of submission to TeleCorp by WFI.

          c. As part of its Site identification efforts in a, above, WFI shall make available to TeleCorp any Sites which it can offer on a bulk basis or which have been screened as "friendly" Sites. WFI shall present to TeleCorp a comprehensive database of such Sites, and shall indicate the availability and lease rate of each site. Friendly Sites are collection structures such as buildings, towers, water tanks, billboards, signs, rooftops, etc. that meet TeleCorp's minimum required height and for which leases can be secured, zoning can be obtained and construction of PCS Equipment may be installed.

          d. At the express written direction of TeleCorp, WFI shall order title abstracts, coordinate a full title search, and/or obtain title insurance for approved and accepted Sites.

          e. At the express written direction of TeleCorp, WFI shall coordinate a "Phase 1" or other environmental surveys for approved and accepted Sites.

          f. WFI shall obtain all land use permits and/or zoning variances required for each approved and accepted site, if any are necessary. If no approvals or variances are required, WFI shall provide proof thereof. In connection with obtaining these approvals and variances, WFI shall:

              i. Submit complete zoning applications with all necessary exhibits;

              ii. At TeleCorp's request, attend necessary meetings, including zoning hearings, planning meetings, and community meetings, as a representative of TeleCorp;

              iii. At TeleCorp's request, coordinate community outreach
                   programs, expert witness testimony, and other measures which may be

CONFIDENTIAL TREATMENT REQUEST(ED)
                   required to assure the zoning, construction, and land use of approved and accepted Sites; and

              iv. Secure all required construction permits on behalf of TeleCorp.

     3. Documentation of Site Acquisition Services. WFI shall maintain a comprehensive record (both hardcopy and electronic copy, when possible) indexed by Site, which shall include the following elements, at a minimum:

          a. Site Survey Report for each of the Sites presented to TeleCorp for approval in Section III.A.2.a. above, consisting of property name, address, latitude, longitude, photos, site owner or property manager contact information, and proposed lease rate or purchase price;

          b. For each of the approved and accepted sites, the fully executed lease agreement or purchase document with all exhibits;

          c. For each of the approved and accepted Sites, the copy of zoning, construction, and land use applications and zoning variance requests, if any, with all exhibits;

          d. For each of the approved and accepted Sites, the copy of the land use permits;

          e. For each of the approved and accepted Sites, the Landlord approval of construction plans, and other indicia of compliance with lease terms; and

          f. For each of the approved and accepted Sites, copy of the construction permits.

     4.   Organizational Interfaces.

          a. WFI shall work at the explicit direction of TeleCorp at all times. WFI shall designate one or more points of contact, as it deems efficient, in order to communicate effectively with TeleCorp. WFI shall obtain TeleCorp's explicit approval before obligating TeleCorp financially, contractually, or otherwise.

          b. WFI shall coordinate the activities of the Architectural and Engineering (A&E) firms during the site acquisition phase, to include the development of site-specific drawings for landlord approval and for zoning purposes.

          c. WFI shall coordinate all site visits during the site acquisition phase, to include at a minimum: site surveys, technical team visits, drive tests, construction surveys, A&E surveys, geotechnical surveys, and environmental surveys.

          d. WFI shall work to ensure a smooth transition of site-related activities from Site Acquisition to Construction Management.

          e. WFI shall procure on behalf of TeleCorp required discretionary (zoning, construction, and land use) entitlements and other permits, including building permits required for completion of Sites from state and local government authorities and from agencies of the United States Government, other than the Federal Communications Commission ("FCC").

          f. WFI will work with the TeleCorp finance department to set up a cost tracking and reporting system that meets the General Ledger and Asset Management needs of TeleCorp. WFI will ensure that they coordinate their accounting policies and procedures as they relate to activity under this contract to ensure compliance and compatibility (including, but not limited to, a seamless electronic interface of data) with TeleCorp's finance department.

B.   CONSTRUCTION MANAGEMENT AND PROGRAM MANAGEMENT SERVICES - SCOPE OF WORK

     WFI shall perform the following services (all of which shall be hereinafter referred to collectively as the "Construction Management Services") for TeleCorp, for each site chosen within each of the Search Rings assigned via Schedule A, (a "Schedule A Site") and for other sites for which WFI has not
----------
provided Site Acquisition Services. All sites for which WFI will perform Construction Management Services shall hereinafter be referred to as the "CMS Sites." The Construction Management Services to be performed by WFI are as follows:

     1.   Sites for which WFI provided Site Acquisition Services.  For all
          -------------------------------------------------------
          approved and accepted sites for which WFI's Site Acquisition Services have been performed, WFI shall, as required by TeleCorp, continue its work on such Sites by acting as the construction manager in the capacity of general contractor to TeleCorp.

     2.   Sites for which WFI did not provide Site Acquisition Services.  For
          --------------------------------------------------------------
          all Sites which are not Sites for which WFI has performed Site Acquisition Services, and provided that such sites are presented to WFI for Construction Management Services with all of the work completed which WFI would have performed had it been engaged by TeleCorp to perform Site Acquisition Services, then WFI shall act as the construction manager in the capacity of general contractor to TeleCorp for such sites. TeleCorp covenants that it will make available the records and files of all previously performed site acquisition work to WFI as WFI may reasonably request.

     3. The Minimum Construction Management Services which WFI shall perform include:

          a. Awarding, via a bid process resulting in not less than [***] per contract, contracts for the performance of soil tests, geotechnical, plat and topographical surveys, investigation of flood and water drainage issues, tower construction, foundations, tenant improvement, grounds and landscaping, and thereafter negotiating the terms of all such contracts, all of which shall be entered into by WFI and the other contract party directly;

          b. Upon completion of the foregoing negotiations, submitting these contracts to TeleCorp in writing, which shall accept or reject same, in writing (acceptance may be by execution of documents presented, if appropriate, within [***] business days of submission to TeleCorp by WFI.

          c. Ordering and permitting access and delivery for the installation of commercial electrical power.

          d. Permitting access to, arranging for, scheduling accepting delivery of telephone service as ordered to be installed by WFI.

          e. Management and supervision of day-to-day construction activities, including:

              i.    Site access preparation;

              ii.   Site preparation;

              iii.  Site excavation and leveling;

              iv.   Foundation construction;

              v.    Electrical connection, power, and grounding;

              vi.   Tower construction;

              vii.  Wind-load testing;

              viii. Structural reinforcement;

              ix.   Antenna mounting and coaxial routing and mounting;

              x.    Placement of OEM equipment; and

              xi.   Safety and OSHA compliance.

     4.   WFI Operating Standards.
          ------------------------

          a. All construction activities shall fully comply with TeleCorp's standards for quality, as well as with all local, state, and national codes and laws.

CONFIDENTIAL TREATMENT REQUEST(ED)

          b. WFI shall coordinate the performance of geotechnical, plat and topographical surveys. WFI shall coordinate the investigation of flood and drainage issues.

          c. WFI shall present and fully implement a comprehensive safety program. WFI shall demonstrate its corporate safety record. WFI shall document and report safety hazards, environmental concerns, and other abnormal situations immediately.

     5.   Subcontractor and Supplier Management.
          --------------------------------------

          a. WFI shall select all subcontractors and suppliers. WFI shall develop subcontractor and supplier selection standards. WFI shall implement a subcontractor and supplier election process that reflects the best interests of TeleCorp at all times.

          b. WFI shall maintain full responsibility to TeleCorp for quality, cost, delivery, and performance of all subcontractor and supplier goods and services.

     6.   Materials Management. WFI shall provide all construction materials
          ---------------------
          with the exception of PCS equipment. WFI shall identify all long-lead parts and materials to take appropriate action to ensure that these items are obtained without adverse impact to TeleCorp's cost or schedule objectives. WFI shall select, order, and track all material purchases.

     7.   Final Deliverables.  As the final deliverable of its Construction
          -------------------
          Management Services, WFI shall deliver to TeleCorp a written Close-out Report for each CMS site within [***] days of completion, which shall include a thorough and fully approved close out package of all Sites. Close out activities shall include, but are not limited to final inspection, punch list development and resolution, and final walk-through and inspection with TeleCorp. WFI shall not have completed close out until it has received notice from TeleCorp of completed close out following final walk-through and inspection, which notice shall not be unreasonably withheld, but in any event shall be within [***] business days of final walkthrough and inspection.

     8.   Documentation of Construction Management Service.  WFI shall maintain
          -------------------------------------------------
          comprehensive records for each site for which it performs Construction Management Services, indexed by CMS Site, which shall include the following, at a minimum:

          a.  land use permit;

          b.  construction and related permit;

CONFIDENTIAL TREATMENT REQUEST(ED)

          c.  current construction status; and

          d. detailed financial accounting records, including but not limited to approved purchase orders price quotations and selections criteria, and verification of goods or services received.

     9.   Organizational Interfaces.
          --------------------------

          a. WFI shall work at the explicit direction of TeleCorp at all times. WFI shall designate one or more points of contact, as it deems efficient, in order to communicate effectively with TeleCorp. WFI shall obtain TeleCorp's explicit prior written approval before obligating TeleCorp financially, contractually, or otherwise.

          b. WFI shall coordinate the activities of the Architectural and Engineering (A&E) firms during the construction phase, to include ensuring that basic site drawings provided by TeleCorp are tailored to the specific requirements of individual Sites.

          c. WFI shall coordinate all site visits during the construction phase, to include at a minimum: site surveys, technical team visits, drive tests, construction surveys, architectural and engineering surveys, geotechnical surveys, and environmental surveys.

          d. WFI will work with the TeleCorp finance department to set up a cost tracking and reporting system that meets the General Ledger and Asset Management needs of TeleCorp. WFI will ensure that they coordinate their accounting policies and procedures as they relate to activity under this contract to ensure compliance and compatibility (including, but not limited to, a seamless electronic interface of data) with TeleCorp's finance department.

          e. WFI shall coordinate its Construction Management Services with TeleCorp to insure that each Site delivered by WFI pursuant to the terms of this Agreement shall be ready for delivery and installation of equipment in accordance with TeleCorp's equipment vendor contracts, and that all conditions to such equipment vendor's installation of equipment and performance of services on a Site, attributed to WFI on the responsibility Matrix set forth on Schedule E hereto, shall have been fulfilled. No site shall be
                 ----------
              deemed completed unless it has been delivered to TeleCorp in accordance with the terms of this Section B.9.e.

C.   PROGRAM MANAGEMENT SERVICES

     In connection with, and as a tracking and indexing mechanism for its provision of Site Acquisition and Construction Management Services pursuant to this Agreement, WFI shall develop, implement and maintain a deployment plan (the "Deployment Plan") which tracks all activities and costs associated with the performance of Site Acquisition Services and Construction Management Services for each Site. The Deployment Plan is:

     1. WFI shall develop and implement a quality assurance program, which ensures that all activities are performed to the highest quality standards.

     2. WFI shall develop and implement a comprehensive cost accounting system compatible with TeleCorp's financial systems that includes, at a minimum: procedures for conducting financial transactions; financial tracking and management; and comprehensive financial reporting.

     3. WFI shall develop and implement comprehensive reporting mechanisms so that detailed site progress is tracked on a daily basis, and complete reports are provided when required by TeleCorp, not less frequently than once per week.

     4. WFI shall develop and implement a comprehensive filing system that ensures that all relevant site information is organized and available. WFI shall seek to use electronic means whenever possible. WFI shall ensure the physical security of the filing system.

     5. WFI shall manage and coordinate interaction among site acquisition, construction, management, and the A&E firm. WFI shall ensure that both formal and informal communications among these disciplines are effective and in the best interests of TeleCorp.

     6. WFI shall manage and coordinate interactions between the infrastructure development staff (site acquisition and construction management) and other disciplines involved in the system deployment (e.g., RF engineering, network engineering, marketing). WFI shall ensure that both formal and informal communications among these disciplines are effective and in the best of interests of TeleCorp.

                                 ATTACHMENT B
                                 ------------

    WORK ORDER FOR SITE DEVELOPMENT SERVICES FOR FIRST PHASE PCS BUILD-OUT
    ----------------------------------------------------------------------

Site Acquisition and Program Management Services Fees

          a.  Per Site Fees for Site Acquisition.
              ----------------------------------
              In consideration for performance of the Site Acquisition, TeleCorp shall pay WFI $[***]per site, in the manner set forth below:

                        Milestone                              Amount Due
-----------------------------------------------------------------------------------------
Upon RF approval of a completed Site Survey Report               $[***]
-----------------------------------------------------------------------------------------
Upon fully executed lease or purchase agreement for a site       $[***]
-----------------------------------------------------------------------------------------
Upon issuance of a building permit or equivalent approval        $[***]
-----------------------------------------------------------------------------------------
Total amount due upon completion of Site Development             $[***]per Site
Services
-----------------------------------------------------------------------------------------


          b.  Per Site fees for Program Management Services.  In consideration
              ---------------------------------------------
              for performance of the Program Management Services, TeleCorp shall pay WFI, $[***] per site, $[***] upon [***], and $[***]
              upon completion of construction and final acceptance by TeleCorp of such Site.

                        Milestone                              Amount Due
-----------------------------------------------------------------------------------------
Upon issuance of a building permit or equivalent approval        $[***]
-----------------------------------------------------------------------------------------
Upon completion of construction and final acceptance by TeleCorp $[***]
of such site
-----------------------------------------------------------------------------------------
Total amount due upon completion of Site Development             $[***] per Site
Services
-----------------------------------------------------------------------------------------

          c.  Reimbursement for Per Site Advances.
              ------------------------------------

              i. Non-Reimbursable Costs. WFI's compensation for the Site Acquisition Services shall be inclusive of customary out-of-pocket expenses incurred by WFI in the performance of its obligations hereunder ("Per Site Fee"), including, without limitation;

                   (a)  Wireless equipment and services;

                   (b)  field expenses for maps, deeds, and film development;

                   (c)  vehicle expense; and

                   (d)  travel and living expenses.

                   Any extraordinary or other expenses that WFI should reasonably anticipate incurring, Which are not customarily incurred in the

CONFIDENTIAL TREATMENT REQUEST(ED)
                   ordinary course of business, must be pre-approved by TeleCorp in order for WFI to receive reimbursement for such expenditures.

              ii.  Reimbursable Costs. In the event that WFI contracts directly
                   -------------------
                   with third parties, trade contractors and subcontractors in connection with its provision of Services, the following expenses (in addition to other expenses which the Parties may agree to from time to time) shall be considered pass through costs and be reimbursed to WFI to the extent not paid directly by TeleCorp in accordance with IV(a) above, provided, however, that TeleCorp shall be obligated to reimburse expenses incurred by WFI only with respect to which WFI had received express written direction from TeleCorp.:

                   (a)  [***];

                   (b)  [***];

                   (c)  [***] and [***];

                   (d)  [***];

                   (e)  [***];

                   (f)  [***];

                   (g)  [***]and [***];

                   (h)  [***];

                   (i)  [***], including [***];

                   (j)  [***];

                   (k)  [***];

                   (i)  [***] and [***];

                   (m)  [***];

                   (n)  [***];

CONFIDENTIAL TREATMENT REQUEST(ED)

                   (o)  [***];

                   (p)  [***];

                   (q)  [***];

                   (r)  [***]including [***];

                   (s)  [***];

                   (t)  [***];

                   (u)  [***]and [***];

                   (w)  [***];

                   (x)  [***];

                   (y)  [***];

                   (z)  [***]; and

                   (aa) [***]and [***].

          d.  [Intentionally Deleted]

          e.  [Intentionally Deleted]

          f.  Additional Services.  In the event [***], TeleCorp shall [***]. In
              --------------------
              no event shall [***], based on [***].

          g.  Statements.   WFI shall provide TeleCorp with statements showing
              -----------
              in reasonable detail the calculation of the Per Site Fees earned during the last calendar month not more than thirty (30) calendar days following the end of each calendar

CONFIDENTIAL TREATMENT REQUEST(ED)
              month. The Per Site Fee shall be paid by TeleCorp to WFI within thirty (30) days following such submission of invoices by WFI unless disputed by TeleCorp as provided below.

     2.   Construction Management and Program Management Services Fees.

          a.  Per CMS Site Fees.  In consideration for performance of the
              ------------------
              Construction Management Services ("CMS"), TeleCorp shall pay WFI $[***] per Site in the manner set forth below.

-----------------------------------------------------------------------------------------
                        Milestones                                    Amount Due
-----------------------------------------------------------------------------------------
Upon the commencement of construction on the CMS Site                   $[***]
-----------------------------------------------------------------------------------------
Final Acceptance of civil construction on the CMS Site                  $[***]
-----------------------------------------------------------------------------------------
Total amount due per CMS Site upon completion of Construction           $[***]
Management Services
-----------------------------------------------------------------------------------------

     The aggregate amount of the milestone payments to WFI for the Construction Management Services delivered to TeleCorp shall be $[***] per CMS Site.

* Confidential treatment requested

                 AMENDED AND RESTATED MASTER SERVICES AGREEMENT
                                    BETWEEN
                         TELECORP COMMUNICATIONS, INC.
                                      AND
                           WIRELESS FACILITIES, INC.

   WORK ORDER FOR MICROWAVE RELOCATION SERVICES FOR INITIAL FREQUENCY BLOCKS
   -------------------------------------------------------------------------

WORK ORDER NO.: 2

DATE: February 27, 1998

You are hereby requested to provide the services set forth below ("the Services") subject to the terms and conditions set forth herein and in accordance with the provisions of the Amended and Restated Master Services Agreement (the "Agreement") dated __________, 1999 by and between TeleCorp Communications, Inc. and its operating affiliates ("Client") and according to the following terms:

1. ASSIGNMENT: The following illustrates the Services and specific tasks to be performed by WFI:

             [DESCRIPTION OF SERVICES AND TASKS - SEE ATTACHMENT A]

2. SERVICES FEES AND REIMBURSEMENT OF EXPENSES: Client shall compensate WFI for the Services at the fixed rates per Site as set forth in Attachment B, and shall reimburse WFI for expenses in accordance with Section IV of the Agreement.

3. INVOICING SCHEDULE: WFI shall invoice Client for Service Fees in accordance with the schedule of Payment Milestones per Attachment B to this Work Order.

4. PAYMENT OF INVOICES: All invoices shall be due and payable by Client in accordance with the terms set forth in Attachment B.

5. COMMENCEMENT OF SERVICES: WFI shall initiate performance of the Services (in accordance with the Project Schedule) immediately upon full execution of this Work Order.

6. MASTER SERVICES AGREEMENT: This Work Order shall be appended to the Agreement and is incorporated therein by reference. All of the terms and conditions of the Agreement shall apply to the provision of Services hereunder; however, in case of conflict, the terms of this Work Order shall govern.

            [PREVIOUSLY EXECUTED AS PART OF THE ORIGINAL AGREEMENT]

                                  ATTACHMENT A
                                  ------------

   WORK ORDER FOR MICROWAVE RELOCATION SERVICES FOR INITIAL FREQUENCY BLOCKS
   -------------------------------------------------------------------------

MICROWAVE RELOCATION SERVICES - SCOPE OF WORK

    WFI, utilizing the Comsearch IQ Clear spectrum-sharing tool, procured and provided by WFI, will supply to TeleCorp labor, services, resources, and consultation necessary to perform microwave relocation and spectrum clearing services ("Microwave Relocation Services"). The Microwave Relocation Services include Spectrum Sharing Engineering Study and Analysis and Initial Market Assessment, Drive Test Frequency Selection, and Prior Coordination Notices. The Microwave Relocation Services also include Negotiations and Program Management for the relocation of interfering paths.

    1. SPECTRUM SHARING ENGINEERING STUDY AND ANALYSIS AND INITIAL MARKET ASSESSMENT

         WFI will perform spectrum-sharing studies, as required, for selected frequency(ies), in each assigned BTA and frequency, based on either a generic RF design or the design information provided by TeleCorp. WFI will utilize the results of the analysis in performing the following steps as required to complete assessment of interfering paths/incumbents identified in the spectrum sharing study including status and initial budgetary analysis for each path.

    2.   SERVICE DESCRIPTION

         a.   SPECTRUM SHARING ANALYSIS
              WFI will perform spectrum-sharing studies, as required, for each assigned BTA and frequency. The reiterative studies will be based on RF design information provided by TeleCorp, and will identify all microwave paths that could affect or be affected by TeleCorp's proposed PCS systems, based on FCC guidelines on interference avoidance.

         b.   REVIEW AND CATALOG PATH DATA
              Review information from the spectrum sharing analysis on a per market and per incumbent basis for both co-channel and adjacent channel paths. Information such as number of links, equipment and modulation type, capacity, site names and locations for each path will be logged for use during negotiations and relocation program management.

         c.   PATH PRIORITIZATION
              WFI will develop technical parameters for the interfering co- and adjacent channel paths to establish negotiation and relocation strategies and path priorities.

         d.   REVIEW OF INCUMBENT DATA
              WFI will review incumbent system data on a per link basis and compare the information against FCC database information to determine whether the incumbent is operating on a primary status with a current license.

         e.   PATH STATUS VERIFICATION AND INITIAL INCUMBENT ASSESSMENT
              WFI will contact each incumbent to confirm database information, verify path status, i.e. active, negotiated, or decommissioned. If the incumbent has not entered into an agreement with another PCS licensee, then WFI will assess the incumbent's willingness to negotiate, identify strategic information, and discuss preliminary relocation options.

         f.   ASSESSMENT OF PREVIOUSLY NEGOTIATED PATHS
              WFI will attempt to obtain the terms and status of each relocation agreement entered into between an incumbent and other PCS licensee(s). WFI will attempt to obtain a copy of the agreement, provided that it is not protected by a non-disclosure agreement. WFI will determine whether the dates agreed upon in the relocation agreement meet TeleCorp's requirements.

         g.   ESTIMATE COMPARABLE RELOCATION COSTS
              Estimate relocation costs on a per incumbent and per market basis for paths that are determined to be active or co-channel paths that have been negotiated and/or relocated. Information such as system type and architecture, number of links required to be relocated, tower heights and typical system usage will be used to develop the cost estimates.

         h.   ROUTE MAPPING
              Develop route maps on a per incumbent and per market basis delineating co-channel and adjacent channel active paths.

         i.   DRIVE TEST FREQUENCY SELECTION
              WFI will complete the spectrum analysis and provide TeleCorp with the require drive test frequencies for the assigned BTS locations (if a non-interfering frequency is available).

         j.   PRIOR COORDINATION NOTICES
              WFI will prepare Prior Coordination Notices (PCN(s)), mail PCNs to incumbents and clearinghouses, and coordinate responses and objections to PCNs, as required.

         k.   DELIVERABLES
              WFI will provide TeleCorp with periodic reports containing the following information:

              i.     Copies of FCC licenses for each identified path;

              ii. Comparable cost documentation for each active path or for each co-channel path which has been negotiated and/or relocated;

              iii. Detailed budgetary cost analysis on a per BTA and frequency basis;

              iv.    Route maps;

              v.     Frequency relocation contract templates;

              vi.    Upon clearing of each region or market, WFI shall provide;

              vii.   Drive Test Frequencies as required; and

              viii.  Copies of Filed PCNs.


    3.   NEGOTIATIONS AND PROGRAM MANAGEMENT.

         a.   INTRODUCTORY MAILING.
              WFI will identify the proper technical and negotiation contact for each incumbent and send and introductory mailing packet containing general information on microwave relocation and specific information about TeleCorp and its proposed course of action.

         b.   NEGOTIATION PARAMETERS.
              WFI will work with TeleCorp to develop negotiation parameters acceptable to TeleCorp. These parameters should be established prior to the commencement of negotiations so that settlements may be negotiated expeditiously.

         c.   DEVELOPMENT OF NEGOTIATION STRATEGIES.
              WFI will work with TeleCorp to develop optimal negotiation strategies for each incumbent and market. These strategies will be based upon the size and location of each incumbent's network, considering whether the incumbent is present in multiple TeleCorp markets, TeleCorp's priorities and its willingness to provide various relocation alternatives.

         d.   INITIATE NEGOTIATIONS.
              WFI will negotiate with incumbent to reach an agreement that conforms to TeleCorp's relocation schedule and cost parameters.

         e. ADDITIONAL NEGOTIATION AND FINALIZATION OF AGREEMENT FOR AMENDED RELOCATION DATES.
              If a path has been negotiated by another PCS licensee, but the relocation date(s) are unacceptable to TeleCorp, then
              WFI will initiate
              negotiations with the incumbent, other PCS licensee(s) or both to alter the unacceptable relocation dates and bring them into conformity with TeleCorp's relocation priorities.

         f.   NEGOTIATION STRATEGY.
              WFI will re-assess negotiation parameters and strategies as required based on discussions with incumbents, additional information obtained from incumbent meeting, and any modifications to TeleCorp's deployment schedule.

         g.   CONTRACT TEMPLATES.
              TeleCorp's inside counsel shall review and modify, as required, the contract templates that WFI provides to TeleCorp. The parties agree that these pre-approved contract templates are essential for enabling WFI to conclude negotiations in an efficient and expedient manner.

         h.   FINALIZE RELOCATION TERMS.
              WFI will provide the proposed business terms to TeleCorp for approval.

         i.   FINALIZE RELOCATION AGREEMENT.
              Once TeleCorp has approved the business terms, WFI shall work with TeleCorp's counsel to facilitate the negotiation and execution of the final relocation agreement between TeleCorp and the incumbent.

         j.   FREQUENCY COORDINATION.
              WFI will order frequency coordination. If required, WFI will prepare the required FCC license applications for incumbent's signature and submit such applications to the FCC.

         k.   DETAILED RELOCATION SYSTEM DESIGN.
              WFI will order engineering services required to design and engineer the microwave path including path and site surveys and network system design.

         l.   THIRD PARTY PROPOSALS.
              WFI will obtain and review third party proposals for equipment and/or services, including but not limited to construction, installation, testing and training and other services required to implement the turnkey replacement and make a recommendation to TeleCorp as to which proposal to accept.

         m.   TOWER STRESS AND FOUNDATION ANALYSIS.
              WFI will order any required tower and foundation analyses. WFI will coordinate and program-manage the entire process.

         n.   TOWER OPTIONS ANALYSIS.
              WFI will review results of the tower and/or foundation analyses and based on the recommendation made by the Supplier, determine most cost-effective option such as structural strengthening, replacement, or alternate courses of action.

         o.   LEASED FACILITIES.
              In the event that an incumbent transfers its operations to leased facilities and requests TeleCorp's assistance in the transfer, WFI will coordinate the transfer of the facilities to alternate leased by the scheduled decommissioning date.

         p.   RELOCATION PLAN.
              WFI will develop a relocation plan that sets forth detailed relocation requirements including equipment procurement requirements, time line requirements, system performance requirements and detailed installation requirements. These detailed installation requirements will include testing, acceptance, and commissioning requirements.

         q.   INSTALLATION FEASIBILITY ANALYSIS.
              WFI, in coordination with a third party equipment supplier and installer will conduct an installation feasibility analysis in order to identify detailed installation requirements and to ensure that decommissioning objectives are met.

         r.   INSTALLATION OVERSIGHT.
              WFI will supervise the installation of the replacement system to ensure that the old system is decommissioned on schedule and that the incumbent is satisfied with the installation of the replacement system.

         s.   TOWER MODIFICATION OVERSIGHT.
              WFI will monitor third party Suppliers' performance to encourage timely completion of their obligations.

         t.   DOCUMENTATION REVIEW.
              WFI will review "as-built" documentation prepared by third party Suppliers, verify completion of third party supplier contractual requirements, and recommend to TeleCorp to proceed with final payment based on acceptance criteria.

         u.   INCUMBENT ACCEPTANCE.
              WFI will obtain final incumbent acceptance of equipment and facility installation. WFI will work toward incumbent's satisfaction that the contractual obligations by TeleCorp and its subcontractors (if applicable) have been met.

         v.   FINAL COST DOCUMENTATION.
              WFI will provide TeleCorp with a final accounting of the costs incurred to perform the turnkey relocation project.

         w.   MONITORING OF INCUMBENT'S PERFORMANCE OBLIGATIONS.
              For paths that resulted in a cash transaction between Incumbent and TeleCorp, WFI will monitor incumbent to encourage compliance with contractual obligations and report such status to TeleCorp.

         x.   DECOMMISSIONING NOTIFICATION.
              WFI will notify TeleCorp of completion of the relocation and provide TeleCorp with copies of FCC Form 415s and/or FCC licenses indicating that the 2 GHz frequencies have been removed and decommissioned.

    4.   DOCUMENTATION FOR MICROWAVE RELOCATION SERVICES.

         a. WFI will provide TeleCorp the following deliverables on a per incumbent basis:

              i.     Signed offer letter;

              ii.    Executed contract between incumbent and TeleCorp;

              iii. Periodic reports containing the status on incumbent compliance with the frequency relocation agreement including status on path decommissioning.

         b. Where applicable, WFI shall provide to TeleCorp the following information:

              i.     Test reports;

              ii.    Procurement documentation;

              iii.   Project management reports;

              iv.    Equipment test certification;

              v. Photos, drawings and other information obtained from site visits;

              vi.    Cut-over documentation; and

              vii.   Equipment removal certification.

         c. WFI shall provide TeleCorp with copies of FCC Form 415s (or equivalent cancellation letter) for decommissioned paths.

                                  ATTACHMENT B
                                  ------------

   WORK ORDER FOR MICROWAVE RELOCATION SERVICES FOR INITIAL FREQUENCY BLOCKS
   -------------------------------------------------------------------------

MICROWAVE RELOCATION SERVICES FEES FOR INITIAL FREQUENCY BLOCKS

    a.   Regional Compensation.

         TeleCorp shall pay WFI a fixed price of $ [***] (the "Total Fee") for Microwave Relocation Services for the Initial Frequency Blocks and MTAs listed within the Initial Frequency Blocks on Schedule C to the
                                                            ----------
         Agreement, in the TeleCorp Regions, on a per region basis, as set forth in the following table:

------------------------------------------------------------------------------------------------------
      Services            [***] Region         [***] Region         [***] Region           Total
------------------------------------------------------------------------------------------------------
Spectrum Sharing,            $[***]               $[***]               $[***]              $[***]
 Drive Test
 Frequency, and
 Prior Coordination
 Notice Fees
------------------------------------------------------------------------------------------------------
Negotiations and             $[***]               $[***]               $[***]              $[***]
 Relocation Program
 Management Fee
------------------------------------------------------------------------------------------------------
Total Fee per                $[***]               $[***]               $[***]              $[***]
 Region and Total
 Fee for All
 TeleCorp Regions
------------------------------------------------------------------------------------------------------

    b.   Payment Schedule.

         i. TeleCorp shall pay WFI twelve (12) equal payments (each a "Monthly Payment") as follows:

                a.  $[***] per month for the [***] Region;
                b.  $[***] per month for the [***] Region; and
                c.  $[***] per month for the [***] Region.

         ii. The first payment for each region shall be due upon execution of this Agreement.

         iii. The next eight payments shall be made as follows: [***] WFI shall invoice TeleCorp showing in reasonable detail the calculation of [***]. Invoices shall be due and payable by TeleCorp within thirty (30) days of the date of receipt by TeleCorp. TeleCorp shall review the invoices and notify WFI in writing within [***] days of receipt of the invoice of any objection or question TeleCorp may have in connection with the invoice. If any items are disputed, only the disputed items may be withheld from payment. The remaining undisputed portion of the invoice shall be paid in accordance with the terms of this Agreement.

* Confidential treatment requested

         iv. The last three (3) payments for each region shall be due within thirty (30) days of TeleCorp's receipt of a final invoice from WFI for the applicable region. WFI shall notify TeleCorp upon completion of all applicable steps set forth in the Scope of Work for all interfering paths located in the applicable region. TeleCorp, within [***] of receipt of such notification, shall either approve final payment or specifically identify remaining steps for completion by WFI. WFI shall complete any remaining steps identified by TeleCorp and notify TeleCorp of such completion. Upon receipt of final approval by TeleCorp, WFI shall submit an invoice to TeleCorp for the final three (3) payments of the applicable region.

         v. TeleCorp may withhold Monthly Payments if WFI fails to provide either timely or quality Services, and such failure has not been cured within [***] of WFI's receipt of written notice of such deficiency. Such withheld payments, shall be due immediately upon WFI's cure of the deficiency to TeleCorp's satisfaction.

    c.   Reimbursement

         i.     Non-Reimbursable Costs.
                ----------------------
                The total fee for Microwave Relocation Services set forth herein is inclusive of the following expenses:

                (a.)  [***];
                (b.)  [***]; and
                (c.)  [***].

         ii.    Reimbursable Costs.
                ------------------
                WFI's service fees for Microwave Relocation Services in connection with the TeleCorp Regions include those set forth in Attachment B hereof. TeleCorp and WFI specifically agree, however, that TeleCorp will be additionally liable for the cost of the following items in connection with relocation (collectively, "Pass Through Expenses"), provided, however, that TeleCorp shall be obligated to reimburse expenses incurred by WFI only with respect to which WFI had received express written direction from TeleCorp:

                Any amounts [***];

                (a.)  [***];
                (b.)  [***];
                (c.)  [***]; and
                (d.)  Any [***]

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

                [***].

    d.   All Microwave Relocation Services assigned under this Work
         Order for the MTAs listed within the Initial Frequency Blocks on Schedule C as of [***] shall be billed at the regional pricing set
         ----------------
         forth herein; provided, however, that such regional pricing shall no
                       --------
         longer apply as of [***].

* Confidential treatment requested

                 AMENDED AND RESTATED MASTER SERVICES AGREEMENT
                                    BETWEEN
                         TELECORP COMMUNICATIONS, INC.
                                      AND
                           WIRELESS FACILITIES, INC.

          WORK ORDER FOR FIXED NETWORK ENGINEERING CONSULTING SERVICES
          ------------------------------------------------------------

WORK ORDER NO.: 3

DATE: May 21, 1999

You are hereby requested to provide the services set forth below ("the Services") subject to the terms and conditions set forth herein and in accordance with the provisions of the Amended and Restated Master Services Agreement (the "Agreement") dated __________, 1999 by and between TeleCorp Communications, Inc. and its operating affiliates ("Client") and Wireless Facilities, Inc. and its affiliates ("WFI") and according to the following terms:


1. ASSIGNMENT: The following illustrates the Services and specific tasks to be performed by WFI:

             [DESCRIPTION OF SERVICES AND TASKS - SEE ATTACHMENT A]

2. SERVICES FEES AND REIMBURSEMENT OF EXPENSES: Client shall compensate WFI for the Services at the fixed rates per Site and shall reimburse WFI for expenses as set forth in Attachment B.

3. INVOICING SCHEDULE: WFI shall invoice Client for Service Fees in accordance with Attachment B to this Work Order.

4. PAYMENT OF INVOICES: All invoices shall be due and payable by Client in accordance with the terms set forth in Attachment B to this Work Order.

5. COMMENCEMENT OF SERVICES: WFI shall initiate performance of the immediately upon full execution of this Work Order.

6. MASTER SERVICES AGREEMENT: This Work Order shall be appended to the Agreement and is incorporated therein by reference. All of the terms and conditions of the Agreement shall apply to the provision of Services hereunder; however, in case of conflict, the terms of this Work Order shall govern.


          [PREVIOUSLY EXECUTED AS PART OF REVISED AND RESTATED FIRST
                     AMENDMENT TO THE ORIGINAL AGREEMENT]

                                  ATTACHMENT A
                                  ------------

          WORK ORDER FOR FIXED NETWORK ENGINEERING CONSULTING SERVICES
          ------------------------------------------------------------

SCOPE OF WORK
--------------

WFI shall provide Fixed Network Engineering Consulting Services as directed by TeleCorp, which services shall be in the nature of Carrier Relations Services, Coordination of Dual Entrance Facilities, Interconnection Design Support, Circuit Order and Tracking Process Support and General Market Support.

                                  ATTACHMENT B
                                  ------------

          WORK ORDER FOR FIXED NETWORK ENGINEERING CONSULTING SERVICES
          ------------------------------------------------------------

PRICING
-------

TeleCorp shall pay WFI [***] ($[***]) per day for Fixed Network Engineering Consulting Services (the "Service Fee"). Each day shall be billed as a full day, with no proration for partial days or overtime. In addition to the Service Fee, TeleCorp shall reimburse WFI for travel, lodging, meal and incidental expenses that WFI incurs in the performance of Fixed Network Engineering Consulting Services for TeleCorp. Such expenses shall be passed through to TeleCorp with a [***]% administrative fee.

PAYMENT SCHEDULE
----------------

WFI shall invoice TeleCorp monthly for Fixed Network Engineering Consulting Services performed the previous month. All payments are due within thirty (30) days of receipt of WFI's invoice.

DURATION
---------

WFI shall perform Fixed Network Engineering Consulting Services as directed by TeleCorp for a period of six (6) months from the Effective Date of the First Amendment to the Master Services Agreement.

* Confidential treatment requested

                 AMENDED AND RESTATED MASTER SERVICES AGREEMENT
                                    BETWEEN
                         TELECORP COMMUNICATIONS, INC.
                                      AND
                           WIRELESS FACILITIES, INC.

      WORK ORDER FOR FIXED NETWORK ENGINEERING SERVICES IN [***] MTA
      --------------------------------------------------------------------

WORK ORDER NO.: 4

DATE: May 21, 1999

You are hereby requested to provide the services set forth below ("the Services") subject to the terms and conditions set forth herein and in accordance with the provisions of the Amended and Restated Master Services Agreement (the "Agreement") dated __________, 1999 by and between TeleCorp Communications, Inc. and its operating affiliates ("Client") and according to the following terms:

7. ASSIGNMENT: The following illustrates the Services and specific tasks to be performed by WFI:

             [DESCRIPTION OF SERVICES AND TASKS - SEE ATTACHMENT A]

8. SERVICES FEES AND REIMBURSEMENT OF EXPENSES: Client shall compensate WFI for the Services at the fixed rates per Site as set forth in Attachment B, and shall reimburse WFI for expenses in accordance with Attachment B to this Work Order.

9. INVOICING SCHEDULE: WFI shall invoice Client for Service Fees in accordance with the schedule of Payment Milestones per Attachment B to this Work Order.

10. PAYMENT OF INVOICES: All invoices shall be due and payable by Client in accordance with the terms set forth in Section IV of the Agreement.

11. COMMENCEMENT OF SERVICES: WFI shall initiate performance of the Services (in accordance with the Project Schedule) immediately upon full execution of this Work Order.

12. MASTER SERVICES AGREEMENT: This Work Order shall be appended to the Agreement and is incorporated therein by reference. All of the terms and conditions of the Agreement shall apply to the provision of Services hereunder; however, in case of conflict, the terms of this Work Order shall govern.

          [PREVIOUSLY EXECUTED AS PART OF REVISED AND RESTATED FIRST
                     AMENDMENT TO THE ORIGINAL AGREEMENT]

                                  ATTACHMENT A
                                  ------------

         WORK ORDER FOR FIXED NETWORK ENGINEERING SERVICES IN [***] MTA
         --------------------------------------------------------------

SCOPE OF WORK
--------------

WFI will perform a complete turnkey design, engineering, equipment selection and procurement, and project management of installation and testing of a wireless microwave backhaul network in [***] in support of TeleCorp's PCS network deployment in this market. Specifically, WFI will perform the following tasks:


TRANSMISSION ENGINEERING
------------------------

 .  Conduct preliminary wireless backhaul system design
 .  Perform path profile using 3-second data and topographic maps
 .  Conduct field path surveys
 .  Conduct site surveys
 .  Optimize preliminary wireless backhaul system design
 . Conduct frequency coordination and prepare and submit FCC license applications

EQUIPMENT PROCUREMENT
---------------------

 .  Provide material procurement and management
 .  Prepare equipment list specifications
 . Prepare equipment proposal for microwave radios and antenna systems . Evaluate vendor's proposal and select vendors
 .  Prepare material list
 .  Procure all equipment and manage inventory

INSTALLATION, TESTING AND COMMISSIONING
---------------------------------------

 .  Conduct construction feasibility assessments
 .  Coordinate and prepare third-party service agreements
 .  Select qualified subcontractor
 .  Provide zoning and Building permit support
 .  Conduct pre-construction meeting
 .  Provide on-site construction management for installation, testing, and commissioning of the microwave backhaul system
 .  Provide site documentation and records management
 .  Conduct site inspections
 .  Provide system as-built drawings
 .  Prepare and submit site completion package
 .  Coordinate microwave radio training

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

PROJECT MANAGEMENT
------------------

 .  Create project implementation strategies
 .  Establish project goals including project costs and schedules
 .  Schedule, track, and report project progress
 . Obtain local vendor pricing for equipment and installation services . Monitor budget and costs


PROJECT SCHEDULE
----------------

WFI will work with Lucent and TeleCorp to develop the installation schedule and will provide such schedule to TeleCorp on a periodic basis (weekly) and/or as requested.

PROJECT STAFFING
----------------

The project team will be located at TeleCorp's office facilities in [***] for the duration of the project. The project manager will be responsible for project tracking, reporting, cost control, and overall implementation of the network. The project manager will also be the designated point of contact with TeleCorp project manager. Engineering staff will be responsible for transmission engineering, equipment procurement and frequency planning/ coordination, licensing, and equipment installation and testing procedures. Construction supervisors will be responsible to oversee material management, equipment inventory, installation, alignment and testing of the network.

                                  ATTACHMENT B
                                  ------------

      WORK ORDER FOR FIXED NETWORK ENGINEERING SERVICES IN [***] MTA
      --------------------------------------------------------------

FIXED RATE SERVICE FEES
-----------------------

WFI's service fees for the tasks detailed in the scope of work will be $[***] per path. This fee includes all engineering and construction management fees, frequency coordination and FCC licensing. The fee also includes all travel and living expenses for WFI's engineering and construction management team for the duration of the project. The fixed fee does not include cost of equipment and third party subcontractors, which will be paid for by WFI and passed through to TeleCorp with a [***]% administrative fee.


PAYMENT SCHEDULE
----------------

TeleCorp shall pay to WFI the following fee for each path to be paid in three payments, as follows:


Payment 1: [***]% of the per path fee upon completion of [***].  Any outstanding
---------
third party invoices will also be issued for payment at this time.

Payment 2: [***]% of the per path fee upon completion of [***].
---------

Payment 3: [***]% of the per path fee upon completion of [***].  Any additional
---------
outstanding third party invoices will also be issued for payment at this time.

WFI may invoice TeleCorp monthly for any outstanding third party invoices received by WFI after path completion.

* Confidential treatment requested

                 AMENDED AND RESTATED MASTER SERVICES AGREEMENT
                                    BETWEEN
                         TELECORP COMMUNICATIONS, INC.
                                      AND
                           WIRELESS FACILITIES, INC.

   WORK ORDER FOR SITE DEVELOPMENT SERVICES FOR THE [***] MTA (Phase I)
   --------------------------------------------------------------------------

WORK ORDER NO.: 5

DATE: May 21, 1999

You are hereby requested to provide the services set forth below ("the Services") subject to the terms and conditions set forth herein and in accordance with the provisions of the Amended and Restated Master Services Agreement (the "Agreement") dated __________, 1999 by and between TeleCorp Communications, Inc. and its operating affiliates ("Client") and Wireless Facilities, Inc. and its affiliates ("WFI") and according to the following terms:


7. ASSIGNMENT: The following illustrates the Services and specific tasks to be performed by WFI:

             [DESCRIPTION OF SERVICES AND TASKS - SEE ATTACHMENT A]

8. SERVICES FEES AND REIMBURSEMENT OF EXPENSES: Client shall compensate WFI for the Services at the fixed rates per Site and shall reimburse WFI for expenses as set forth in Attachment B.

9. INVOICING SCHEDULE: WFI shall invoice Client for Service Fees in accordance with the schedule of Payment Milestones per Attachment B to this Work Order.

10. PAYMENT OF INVOICES: All invoices shall be due and payable by Client in accordance with the terms set forth in Section IV of the Agreement.

11. COMMENCEMENT OF SERVICES: WFI shall initiate performance of the Services (in accordance with the Deployment Schedule) immediately upon full execution of this Work Order.

12. MASTER SERVICES AGREEMENT: This Work Order shall be appended to the Agreement and is incorporated therein by reference. All of the terms and conditions of the Agreement shall apply to the provision of Services hereunder; however, in case of conflict, the terms of this Work Order shall govern.


          [PREVIOUSLY EXECUTED AS PART OF REVISED AND RESTATED FIRST
                     AMENDMENT TO THE ORIGINAL AGREEMENT]

                                  ATTACHMENT A
                                  ------------

   WORK ORDER FOR SITE DEVELOPMENT SERVICES FOR THE [***] MTA (Phase I)
   --------------------------------------------------------------------------

SCOPE OF WORK
-------------

WFI shall perform Site Development Services for TeleCorp in the [***] MTA, for Search Rings issued to WFI by TeleCorp. Site Development Services include all of the Site Acquisition, Construction Management and Program Management services listed in Work Order 1 to the Master Services Agreement dated February 27, 1998.

                                  ATTACHMENT B
                                  ------------

   WORK ORDER FOR SITE DEVELOPMENT SERVICES FOR THE PUERTO RICO MTA (Phase I)
   --------------------------------------------------------------------------

PRICING AND PAYMENT SCHEDULE
----------------------------

TeleCorp shall pay WFI a fixed fee per site of $[***], except as provided below. WFI shall invoice TeleCorp monthly for each portion of the per site fee as indicated below, upon completion of each of the following milestones:

---------------------------------------------------------------------------
Milestone                                                Milestone Fee per
                                                                Site
---------------------------------------------------------------------------
Full Execution of Primary Candidate Lease                      $[***]
---------------------------------------------------------------------------
Completion of Required Zoning & Permitting Activities          $[***]
---------------------------------------------------------------------------
Construction Initiation                                        $[***]
---------------------------------------------------------------------------
Construction Completion                                        $[***]
---------------------------------------------------------------------------
Acceptance Site
---------------------------------------------------------------------------
TOTAL                                                          $[***]
---------------------------------------------------------------------------


* TeleCorp shall [***], in the event that TeleCorp [***] entered into a [***].

and further provided that [***].

For purposes of this Work Order, a [***] is defined as a [***].

[SEE ATTACHED LIST OF MASTER LEASE LESSORS]

The above fees include all out-of-pocket expenses, including, without limitation, automobile mileage and cellular telephone charges related to the performance of the project.

DURATION
--------

WFI shall commence performing Site Development Services for TeleCorp in the [***] MTA on or about February 1, 1999, and shall continue until all sites have been accepted by TeleCorp and at the conclusion of customary wind-up activities.

* Confidential treatment requested

                 AMENDED AND RESTATED MASTER SERVICES AGREEMENT
                                    BETWEEN
                         TELECORP COMMUNICATIONS, INC.
                                      AND
                           WIRELESS FACILITIES, INC.

 WORK ORDER FOR SITE DEVELOPMENT SERVICES FOR [***] ADDITIONAL SITES - DOMESTIC
 ---------------------------------------------     ----------------------------



WORK ORDER NO.: 6

DATE: _________, 1999

You are hereby requested to provide the services set forth below ("the Services") subject to the terms and conditions set forth herein and in accordance with the provisions of the Amended and Restated Master Services Agreement (the "Agreement") dated __________, 1999 by and between TeleCorp Communications, Inc. and its operating affiliates ("Client") and Wireless Facilities, Inc. and its affiliates ("WFI") and according to the following terms:


1. ASSIGNMENT: The following illustrates the Services and specific tasks to be performed by WFI:

             [DESCRIPTION OF SERVICES AND TASKS - SEE ATTACHMENT A]

2. SERVICES FEES AND REIMBURSEMENT OF EXPENSES: Client shall compensate WFI for the Services at the fixed rates per Site as set forth in Attachment B, and shall reimburse WFI for expenses in accordance with Section IV of the Agreement.

3. INVOICING SCHEDULE: WFI shall invoice Client for Service Fees in accordance with the schedule of Payment Milestones per Attachment B to this Work Order.

4. PAYMENT OF INVOICES: All invoices shall be due and payable by Client in accordance with the terms set forth in Section IV of the Agreement.

5. COMMENCEMENT OF SERVICES: WFI shall initiate performance of the Services (in accordance with the Deployment Schedule) immediately upon full execution of this Work Order.

6. MASTER SERVICES AGREEMENT: This Work Order shall be appended to the Agreement and is incorporated therein by reference. All of the terms and conditions of the Agreement shall apply to the provision of Services hereunder; however, in case of conflict, the terms of this Work Order shall govern.

* Confidential Treatment Requested

TELECORP COMMUNICATIONS, INC.           WIRELESS FACILITIES, INC.

By: /s/ Thomas H. Sullivan              By: /s/ Masood Tayebi
    -------------------------              -------------------------

Name:     Thomas H. Sullivan            Name:    Masood Tayebi
       ----------------------                 ----------------------
Title:    President                     Title:   President
       ----------------------                 ----------------------
Date:      10/12/99                     Date:      10/6/99
       ----------------------                 ----------------------

                                  ATTACHMENT A
                                  ------------

 Work Order for Site Development Services for [***] Additional Sites - Domestic
 ---------------------------------------------     ----------------------------

SCOPE OF WORK - TASK DESCRIPTION
--------------------------------


---------------------------------------------------------------------------------------------------------------------------------
SCOPE OF SERVICES - TASK DESCRIPTION                                        Primary Responsibility               Comments
                                                                                                         (Note - WFI pass-through
                                                                                                           cost plus agreed upon %)
                                                                                 WFI        Client
------------------------------------------------------------------------------------------------------------------------------------
1.0  Site Acquisition                                                           [***]       [***]               [***]
------------------------------------------------------------------------------------------------------------------------------------
    1.1  Preliminary                                                            [***]       [***]               [***]
------------------------------------------------------------------------------------------------------------------------------------
         a)  Identify friendly site candidates from existing databases.         [***]       [***]               [***]
------------------------------------------------------------------------------------------------------------------------------------
         b)  Submit initial search information for potential sites:             [***]       [***]               [***]
             Location, description, preliminary lease terms, GPS
             coordinates.
------------------------------------------------------------------------------------------------------------------------------------
         c)  Perform Tech team visits to the search area, site visits to        [***]       [***]               [***]
             friendly candidates as required.
------------------------------------------------------------------------------------------------------------------------------------
    1.2  Site Identification                                                    [***]       [***]               [***]
------------------------------------------------------------------------------------------------------------------------------------
         a)  Provide site candidate packages for primary and alternate          [***]       [***]               [***]
             site candidates.
------------------------------------------------------------------------------------------------------------------------------------
         b)  Maintain property owner contact for site visits by                 [***]       [***]               [***]
             construction (if required) and RF for ranking of
             candidates.
------------------------------------------------------------------------------------------------------------------------------------
         c)  Coordinate with municipal planning authority and technical         [***]       [***]               [***]
             teams for site selection.
------------------------------------------------------------------------------------------------------------------------------------
         d)  Submit search ring site candidate feasibility reports:             [***]       [***]               [***]
             property ownership information, initial property
             owner/manager, environmental checklist, description of
             location and site, description of potential lease terms,
             preliminary title report and property owner's authorization to submit permits, applications and duplicate architectural drawings.
------------------------------------------------------------------------------------------------------------------------------------
    1.3  Lease Acquisition                                                      [***]       [***]               [***]
-----------------------------------------------------------------------------------------------------------------------------------
         a)  Provide lease template and internal legal review and               [***]       [***]               [***]
             adjustments-send to attorney as required.
------------------------------------------------------------------------------------------------------------------------------------
         b)  Obtain "As-built" drawing information and documents of             [***]       [***]               [***]
             primary candidate (as available).
------------------------------------------------------------------------------------------------------------------------------------
         c)  Prepare lease/license documents (options with negotiated           [***]       [***]               [***]
             lease agreements or purchase options) for primary site
             execution including all insertions and deletions, legal
             coordination (with legal counsel as directed). Prepare any necessary easements for utilities or access for site
             selection. Order and review of preliminary title report.
------------------------------------------------------------------------------------------------------------------------------------
         d)  Obtain landowner's signature on lease/license documents and        [***]       [***]               [***]
             submit to Client for signature.
------------------------------------------------------------------------------------------------------------------------------------
         e)  Negotiate and complete acquisition of applicable easements         [***]       [***]               [***]
             necessary for utilities, access, etc.
------------------------------------------------------------------------------------------------------------------------------------
         f)  Coordinate title curative activities and commitment for            [***]       [***]               [***]
             title insurance.
------------------------------------------------------------------------------------------------------------------------------------
         g)  Coordinate and attend Tech Team visits with Zoning, RF             [***]       [***]               [***]
             and CM groups.
---------------------------------------------------------------------------------------------------------------------------------

* Confidential Treatment Requested


---------------------------------------------------------------------------------------------------------------------------------
SCOPE OF SERVICES - TASK DESCRIPTION                                        Primary Responsibility               Comments
                                                                                                         (Note - WFI pass-through
                                                                                                           cost plus agreed upon %)
                                                                                 WFI        Client
------------------------------------------------------------------------------------------------------------------------------------
         h)  Review lease exhibits, zoning drawings and construction            [***]          [***]            [***]
             drawings for conformity with the leased premise.
------------------------------------------------------------------------------------------------------------------------------------
         i)  Maintain and track - site reports, candidate files, etc.           [***]          [***]            [***]
------------------------------------------------------------------------------------------------------------------------------------

*Confidential Treatment Requested


---------------------------------------------------------------------------------------------------------------------------------
                                                                                      PRIMARY                         Comments
              SCOPE OF WORK - TASK DESCRIPTION                                     RESPONSIBILITY                  ( Note WFI pass
                                                                                                                   through cost plus
                                                                                   WFI                 CLIENT          agreed %)
------------------------------------------------------------------------------------------------------------------------------------
    1.4  Zoning (or permitting in jurisdictions without zoning)                         [***]            [***]          [***]
------------------------------------------------------------------------------------------------------------------------------------
         a)  Establish contact with appropriate zoning officials                        [***]            [***]          [***]
             from each of the jurisdictions identified in RF
             coverage areas. Discuss municipal regulations,
             past histories, current hearing procedures and
             timetables for public hearings meetings with
             zoning authorities.
------------------------------------------------------------------------------------------------------------------------------------
         b)  Prepare Initial Zoning Analysis Binder containing                          [***]            [***]          [***]
             specific information with respect to each jurisdiction
             located throughout the design coverage area:
                1)  Municipal Regulations
                2)  Listing of zoning district designations and
                    areas (with design criteria) which are
                    "Permitted by Right", "Special Exceptions",
                    "Conditional Use Permits", "Administrative
                    Review" etc.
                3)  Setback requirements, stealthing requirements, or
                    other procedures required to obtain approval.
                4)  Zoning officials' names, phone number, fax
                    number and summary of conversations (if applicable).
                5)  Zoning maps.
                6)  Approval timeframes and expiration terms
                    (if applicable).
                7)  Current application deadlines and public hearing
                    schedules.
                8)  Zoning application and fee schedule.
------------------------------------------------------------------------------------------------------------------------------------
         c)  Prepare Specific Zoning Analysis document for each candidate               [***]            [***]          [***]
             pending RF approval:
                1)  Specific zoning district designation for applicable
                    site, zoning approval process, timeframe for approval,
                    and application deadlines.
                2)  Estimated probability of obtaining zoning approval.
                    Include summary of conversations with zoning officials
                    (if applicable).
                3)  Note fee schedule.
                4)  Identification of potential issues which affect zoning probabilities.
                5)  Zoning recommendations.
------------------------------------------------------------------------------------------------------------------------------------
         d)  Coordinate zoning drawings with A&E.                                       [***]            [***]          [***]
------------------------------------------------------------------------------------------------------------------------------------
         e)  Prepare and submit zoning application with appropriate                     [***]            [***]          [***]
             jurisdiction as well as any other regulatory applications
             needed for zoning approval.
------------------------------------------------------------------------------------------------------------------------------------
         f)  Attend and coordinate scheduling for expert testimonials as                [***]            [***]          [***]
             necessary for zoning hearings and community meetings.
------------------------------------------------------------------------------------------------------------------------------------
         g)  Provide original documentation of zoning approval.                         [***]            [***]          [***]
------------------------------------------------------------------------------------------------------------------------------------
         h)  Maintain reports, site folders, etc.                                       [***]            [***]          [***]
------------------------------------------------------------------------------------------------------------------------------------
         i)  Provide Summary Report with approval requirements not                      [***]            [***]          [***]
             included on drawings; including post-construction requirements.
------------------------------------------------------------------------------------------------------------------------------------

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

---------------------------------------------------------------------------------------------------------------------------------
                                                                      PRIMARY                                   Comments
              SCOPE OF WORK - TASK DESCRIPTION                    RESPONSIBILITY                             (Note WFI pass
                                                                                                            through cost plus
                                                                        WFI              CLIENT                 agreed %)
------------------------------------------------------------------------------------------------------------------------------------
2.0  Construction Management                                                                                    [***]
------------------------------------------------------------------------------------------------------------------------------------
    2.1  General
------------------------------------------------------------------------------------------------------------------------------------
         a)  Oversee and manage all aspects of the                      [***]               [***]              [***]
             construction management activity and ensure
             coordination with all other system development
             activities.
------------------------------------------------------------------------------------------------------------------------------------
         b)  Coordinate engineers to develop site specific              [***]               [***]              [***]
             designs and communicate all site information
             into working drawings/site designs.
------------------------------------------------------------------------------------------------------------------------------------
         c)  Coordinate personnel to supervise, inspect and             [***]               [***]              [***]
             approve the work of civil contractors performing
             work on Client's sites.
------------------------------------------------------------------------------------------------------------------------------------
         d)  Provide/develop construction safety program.               [***]               [***]              [***]
------------------------------------------------------------------------------------------------------------------------------------
         e)  Implement safety program for all construction              [***]               [***]              [***]
             sites and manage all sub-contractors for compliance
             with the program.  The program shall include
             orientation, training, regular inspections and
             compliance management.
------------------------------------------------------------------------------------------------------------------------------------
                                                                        [***]               [***]              [***]
------------------------------------------------------------------------------------------------------------------------------------
    2.2  Site Survey and Assessment                                     [***]               [***]              [***]
------------------------------------------------------------------------------------------------------------------------------------
         a)  Visit sites.  Complete constructability assessment         [***]               [***]              [***]
             and candidate ranking: Review of general design and
             construction issues/site access, availability of
             utility services, measurements, potential problem
             areas/possible solutions, preliminary minimum/maximum
            cost estimates & photographs.
------------------------------------------------------------------------------------------------------------------------------------
         b)  Coordinate required documentation for use in zoning        [***]               [***]              [***]
             applications and hearings.
------------------------------------------------------------------------------------------------------------------------------------
         c)  Ensure that all required documents are complete prior      [***]               [***]              [***]
             to start of construction; leases, zoning & planning
             approvals, permits, easements and landlord/utility
             approvals of construction drawings for rooftops, water
             tanks or other specialty sites.  Coordinate lease
             exhibit drawings as required.
------------------------------------------------------------------------------------------------------------------------------------
    2.3  Manage Planning and Construction Drawings                      [***]               [***]              [***]
------------------------------------------------------------------------------------------------------------------------------------
         a)  Provide basic design specifications, standard site         [***]               [***]              [***]
             design details and layout information in an agreed upon
             format for the A&E's use on projects.
------------------------------------------------------------------------------------------------------------------------------------
         b)  Manage and direct architectural and engineering            [***]               [***]              [***]
             (A&E) functions for plan preparation and distribution.
             Site specific designs will be necessary and managed by
             the CM.
---------------------------------------------------------------------------------------------------------------------------------

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
---------------------------------------------------------------------------------------------------------------------------------
                                                                      PRIMARY                                   Comments
              SCOPE OF WORK - TASK DESCRIPTION                    RESPONSIBILITY                             (Note WFI pass
                                                                                                            through cost plus
                                                                        WFI              CLIENT                 agreed %)
------------------------------------------------------------------------------------------------------------------------------------

         c)  Coordinate site access for design investigation,           [***]               [***]              [***]
             manage and coordinate all survey, geotechnical,
             civil, architectural, structural, electrical,
             mechanical, environmental analysis and landscape
             design consultants. Establish deadlines for all
             work and track to completion. Issue specifications
             for the format and information to be received
             from each sub-contractor.
------------------------------------------------------------------------------------------------------------------------------------
         d)  Coordinate the preparation of complete construction        [***]               [***]              [***]
             drawing packages based upon the information obtained
             from each primary site.
------------------------------------------------------------------------------------------------------------------------------------

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

---------------------------------------------------------------------------------------------------------------------------------
                                                                        PRIMARY                                       Comments
              SCOPE OF WORK - TASK DESCRIPTION                       RESPONSIBILITY                                 (Note WFI pass
                                                                                                                   through cost plus
                                                                      WFI                       CLIENT                agreed %)
------------------------------------------------------------------------------------------------------------------------------------
         e)  Submit construction drawing packages to                    [***]               [***]              [***]
             respective jurisdictions as required by law.
             Coordinate the resolution of any and all
             changes as mandated by local officials.
------------------------------------------------------------------------------------------------------------------------------------
         f)  Obtain building permit.                                    [***]               [***]              [***]
------------------------------------------------------------------------------------------------------------------------------------
    2.4 Civil Construction & Site Integration
------------------------------------------------------------------------------------------------------------------------------------
         a)  Develop and issue standards for use in                     [***]               [***]              [***]
             pre-qualifying civil contractors who may
             perform work on the project: minimum levels
             of experience on similar projects, industry
             references, annual construction volume figures,
             licenses for all applicable jurisdictions,
             bonding capability, insurance coverage, documented
             quality assurance and control programs.
------------------------------------------------------------------------------------------------------------------------------------
         b)  Develop terms and conditions of a construction             [***]               [***]              [***]
             subcontractor agreement, if one does not exist.
------------------------------------------------------------------------------------------------------------------------------------
         c)  Develop preliminary construction budget, scope of          [***]               [***]              [***]
             work and list of materials.
------------------------------------------------------------------------------------------------------------------------------------
         d)  Coordination, selection, and management of                 [***]               [***]              [***]
             subcontracted professional services, site
             survey, geotechnical analysis, environmental
             analysis, structural analysis and any other
             required services.
------------------------------------------------------------------------------------------------------------------------------------
         e)  Develop a procurement plan and schedule to                 [***]               [***]              [***]
             ensure adequate and timely materials delivery for
             site construction.
------------------------------------------------------------------------------------------------------------------------------------
         f)  Prepare and issue RFQs for use in obtaining                [***]               [***]              [***]
             competitive bids for civil construction
             services at each site or group of sites: drawings,
             specifications and other pertinent information
             required to secure bids for the work.
------------------------------------------------------------------------------------------------------------------------------------
         g)  Coordinate pre-bid site walk meetings with all             [***]               [***]              [***]
             bidders to allow for accurate bids. Manage the bid
             process and respond to all questions from bidders on
             the project.
------------------------------------------------------------------------------------------------------------------------------------
         h)  Evaluate bids received for work. Correlate to              [***]               [***]              [***]
             project budgets and schedule.
------------------------------------------------------------------------------------------------------------------------------------
         i)  Negotiate all final prices, assure adherence to            [***]               [***]              [***]
             pre-existing subcontractor agreement or enter
             into a contract for the work with the recommended
             sub-contractor.
------------------------------------------------------------------------------------------------------------------------------------
         j)  Detail Design for Site Materials: Power and Backup,        [***]               [***]              [***]
             RF, PSTN/Fiber & Mechanical.
------------------------------------------------------------------------------------------------------------------------------------
         k)  Site material procurement and supplier management:         [***]               [***]              [***]
             Power Supplies, Batteries, RF Transmission Lines,
             Cable Trays, Antennas & Support Equipment.
------------------------------------------------------------------------------------------------------------------------------------
         l)  Coordinate the acquisition, delivery, storage and          [***]               [***]              [***]
             installation of materials.
------------------------------------------------------------------------------------------------------------------------------------
         m)  Provide warehousing Services for Materials.                [***]               [***]              [***]
------------------------------------------------------------------------------------------------------------------------------------
         n)  Secure all required Telco and power services for           [***]               [***]              [***]
             each site. Submit all required applications,
             design information and fees *. Coordinate site
             installation and final connection of the utility
             services.
------------------------------------------------------------------------------------------------------------------------------------
         o)  Manage the site construction in adherence to               [***]               [***]              [***]
             approved designs, specifications and standards.
             Ensure that work is in full compliance with all
             local, state and national codes, regulations,
             ordinances and guidelines.
------------------------------------------------------------------------------------------------------------------------------------

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

---------------------------------------------------------------------------------------------------------------------------------
                                                                     PRIMARY                                     Comments
                                                                  RESPONSIBILITY                              (Note WFI pass
   SCOPE OF WORK - TASK DESCRIPTION                                                                          through cost plus
                                                                  WFI                  CLIENT                    agreed %)
------------------------------------------------------------------------------------------------------------------------------------
         p)  Manage construction processes and expedite where           [***]               [***]              [***]
             required: preparation of site access, site
             preparation, site excavation and leveling, foundations,
             electrical service and grounding, tower construction,
             structure reinforcement, interior renovations (where
             required), equipment shelter placement, antenna and
             coaxial cable routing and mounting, installation of
             OEM equipment, etc.
------------------------------------------------------------------------------------------------------------------------------------
         q)  Perform Site Integration: Power, Grounding, RF,            [***]               [***]              [***]
             Telecom, Equipment Cabinets, Support, Air
             Conditioning, Mechanical
------------------------------------------------------------------------------------------------------------------------------------
         r)  Complete quality inspections as needed to ensure           [***]               [***]              [***]
             compliance with the plans and specifications:
             verify completion of the work.
------------------------------------------------------------------------------------------------------------------------------------
    2.5  Manage Job Closeout
------------------------------------------------------------------------------------------------------------------------------------
         a)  Conduct final inspections and compile punch lists.         [***]               [***]              [***]
             Manage the resolution of punch list items through
             completion.
------------------------------------------------------------------------------------------------------------------------------------
         b)  Final walk-through and inspection: complete site           [***]               [***]              [***]
             acceptance.
------------------------------------------------------------------------------------------------------------------------------------
         c)  Compile and produce all construction-related               [***]               [***]              [***]
             documents for the site file: as-built drawings,
             project correspondence, contact list of
             sub-contractors, test and analysis reports,
             site photos, surveys and permits.
------------------------------------------------------------------------------------------------------------------------------------
         d)  Ensure that all payments have been issued to civil         [***]               [***]              [***]
             contractors and that all lien releases have been
             received for work and materials used in the project.
------------------------------------------------------------------------------------------------------------------------------------

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                                 ATTACHMENT B
                                 ------------

 WORK ORDER FOR SITE DEVELOPMENT SERVICES FOR [***] ADDITIONAL SITES - DOMESTIC
 ------------------------------------------------------------------------------


COMPENSATION
------------

Fees, Expenses and Payment Schedule
-----------------------------------



TeleCorp shall pay WFI a fixed fee of $[***] for each approved Site within a Search Ring issued under this Work Order, as provided below. WFI shall invoice TeleCorp monthly for each portion of the per-Site fee as indicated below, upon completion of each of the following milestones:


---------------------------------------------------------------------------------
MILESTONE                                                      Milestone Fee per
                                                                      Site
----------------------------------------------------------------------------------
Landlord/landowner's Execution of Primary Candidate Site Lease       $[***]
----------------------------------------------------------------------------------
Completion of Zoning/Permitting Activities                           $[***]
----------------------------------------------------------------------------------
Initiation of Construction                                           $[***]
----------------------------------------------------------------------------------
Completion of Construction                                           $[***]
----------------------------------------------------------------------------------
TeleCorp's Acceptance of Site                                        $[***]
----------------------------------------------------------------------------------
TOTAL                                                                $[***]
----------------------------------------------------------------------------------



WFI may, in its sole discretion, reject or accept assignments of Search Rings from TeleCorp under this Work Order if such assignments are for fewer than [***] Search Rings in any TeleCorp market in which WFI did not operate a project office prior to the time of such assignment (each such market, a "New Market"). WFI shall, however, accept an assignment for fewer than [***] Search Rings in a New Market if at least [***] Search Rings are planned in that New Market within a reasonable time, but only upon the prior written approval of WFI's Vice President or Senior Vice President of Project Management. WFI shall, however, accept all Search Rings assigned by TeleCorp that are located in markets in which WFI had operated a project office prior to such assignment, regardless of the number of Search Rings in that assignment.

ADJUSTMENT FOR FEWER THAN [***] SITES
--------------------------     ------

It is expressly understood by the Parties that the pricing set forth in this Work Order is based on TeleCorp's commitment to assign to WFI [***] Search Rings (which number may include Search Rings in [***]) by December 31, 2000. If, on December 31, 2000, TeleCorp has not assigned to WFI [***] Search Rings, then TeleCorp shall pay to WFI an adjustment of $[***] per domestic Search Ring actually assigned as of such date. TeleCorp may issue Search Rings to WFI only by written notice issued to WFI and approved by TeleCorp.

EXPENSES
--------

The following table shows which expenses are included in WFI's pricing and which are to be passed-through to TeleCorp for reimbursement to WFI, with an initial [***]% administrative fee; or a [***]% administrative fee if the conditions set forth in Section IV.A. of the Master Services Agreement are met.

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

----------------------------------------------------------------------------------------------------
Expense Summary:                                        WFI Provided and      Reimbursed to WFI by
                                                            Included                TeleCorp
----------------------------------------------------------------------------------------------------
Architect and Engineering Services                            [***]                   [***]
----------------------------------------------------------------------------------------------------
Capital lease costs (if necessary)                            [***]                   [***]
----------------------------------------------------------------------------------------------------
Cellular Phones/Pagers                                        [***]                   [***]
----------------------------------------------------------------------------------------------------
Cellular/Paging Service (project related)                     [***]                   [***]
----------------------------------------------------------------------------------------------------
Computer Software or other Electronic Media                   [***]                   [***]
----------------------------------------------------------------------------------------------------
Crane rental for drive testing                                [***]                   [***]
----------------------------------------------------------------------------------------------------
Construction Contractor for site construction                 [***]                   [***]
----------------------------------------------------------------------------------------------------
Database Generation and Maintenance                           [***]                   [***]
----------------------------------------------------------------------------------------------------
Easement Acquisition Costs (if necessary)                     [***]                   [***]
----------------------------------------------------------------------------------------------------
Environmental Site Assessment                                 [***]                   [***]
----------------------------------------------------------------------------------------------------
Expert Testimony (if necessary)                               [***]                   [***]
----------------------------------------------------------------------------------------------------
Land-use attorney (if necessary)                              [***]                   [***]
----------------------------------------------------------------------------------------------------
Lease option payments                                         [***]                   [***]
----------------------------------------------------------------------------------------------------
License & Permit Fees                                         [***]                   [***]
----------------------------------------------------------------------------------------------------
Field Expenses (maps, deeds, film developing, etc.)           [***]                   [***]
----------------------------------------------------------------------------------------------------
Formal Site Survey                                            [***]                   [***]
----------------------------------------------------------------------------------------------------
Frequency Coordination Study (preliminary and final)          [***]                   [***]
----------------------------------------------------------------------------------------------------
GIS/Mapping (as necessary)                                    [***]                   [***]
----------------------------------------------------------------------------------------------------
Mechanical and Electrical Drawings                            [***]                   [***]
----------------------------------------------------------------------------------------------------
Vehicle Expenses (project related)                            [***]                   [***]
----------------------------------------------------------------------------------------------------
Laptop Computers (including Microsoft Office Suite            [***]                   [***]
 and Windows '95 or '98)
----------------------------------------------------------------------------------------------------
Office Rent, Furniture & Equipment                            [***]                   [***]
----------------------------------------------------------------------------------------------------
Office Supplies                                               [***]                   [***]
----------------------------------------------------------------------------------------------------
CW Drive Test Equipment                                       [***]                   [***]
----------------------------------------------------------------------------------------------------
Propagation Tools (software), terrain data bases              [***]                   [***]
----------------------------------------------------------------------------------------------------
Propagation Tools (hardware - computer and plotter)           [***]                   [***]
----------------------------------------------------------------------------------------------------
Overnight Mail (project related)                              [***]                   [***]
----------------------------------------------------------------------------------------------------
Photo Simulations (as necessary)                              [***]                   [***]
----------------------------------------------------------------------------------------------------
Soil Tests (geotechnical testing)                             [***]                   [***]
----------------------------------------------------------------------------------------------------
Structural Analysis                                           [***]                   [***]
----------------------------------------------------------------------------------------------------
Telephone/FAX Service (local/long distance)                   [***]                   [***]
----------------------------------------------------------------------------------------------------
Title (property ownership verification) Report Cost           [***]                   [***]
----------------------------------------------------------------------------------------------------
Tower Stress and Foundation Analysis                          [***]                   [***]
----------------------------------------------------------------------------------------------------
Travel and Living Expenses                                    [***]                   [***]
----------------------------------------------------------------------------------------------------
Utilities                                                     [***]                   [***]
----------------------------------------------------------------------------------------------------
Warehouse Lease and Insurance Expense                         [***]                   [***]
----------------------------------------------------------------------------------------------------
Zoning/Filing/Permitting Fees                                 [***]                   [***]
----------------------------------------------------------------------------------------------------

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                AMENDED AND RESTATED MASTER SERVICES AGREEMENT
                                    BETWEEN
                         TELECORP COMMUNICATIONS, INC.
                                      AND
                           WIRELESS FACILITIES, INC.

             WORK ORDER FOR C-BLOCK MICROWAVE RELOCATION SERVICES
             ----------------------------------------------------



WORK ORDER NO.: 7

DATE: _________, 1999

You are hereby requested to provide the services set forth below ("the Services") subject to the terms and conditions set forth herein and in accordance with the provisions of the Amended and Restated Master Services Agreement (the "Agreement") dated __________, 1999 by and between TeleCorp Communications, Inc. and its operating affiliates ("Client") and Wireless Facilities, Inc. and its affiliates ("WFI") and according to the following terms:


1. ASSIGNMENT: Upon receiving a written notice from TeleCorp to proceed to perform the indicated Services on specified microwave links, WFI shall perform the applicable Services as described more specifically in Attachment A.

2. SERVICES FEES AND REIMBURSEMENT OF EXPENSES: Client shall compensate WFI for the Services at the fixed rates per Site as set forth in Attachment B, and shall reimburse WFI for expenses in accordance with Attachment B.

3. INVOICING SCHEDULE: WFI shall invoice Client for Service Fees in accordance with the schedule of Payment Milestones per Attachment B to this Work Order.

4. PAYMENT OF INVOICES: All invoices shall be due and payable by Client in accordance with the terms set forth in Section IV of the Agreement.

5. COMMENCEMENT OF SERVICES: WFI shall initiate performance of the Services (in accordance with the Deployment Schedule) immediately upon full execution of this Work Order.

6. MASTER SERVICES AGREEMENT: This Work Order shall be appended to the Agreement and is incorporated therein by reference. All of the terms and conditions of the Agreement shall apply to the provision of Services hereunder; however, in case of conflict, the terms of this Work Order shall govern.

TELECORP COMMUNICATIONS, INC.                   WIRELESS FACILITIES, INC.

By: /s/ Thomas H. Sullivan                      By: /s/ Masood Tayebi
    -------------------------                       ------------------------

Name: Thomas H. Sullivan                        Name: Masood Tayebi
     -------------------------                       -----------------------

Title: President                                Title: President
      ------------------------                       -----------------------

Date: 10/12/99                                  Date: 10/6/99
     ------------------------                        -----------------------

                                 ATTACHMENT A
                                 ------------

            TO WORK ORDER FOR C-BLOCK MICROWAVE RELOCATION SERVICES
            -------------------------------------------------------

Scope of Work
--------------

WFI, utilizing the Comsearch IQ Clear spectrum-sharing tool, procured and provided by WFI, will supply to TeleCorp labor, services, resources and consultation necessary to perform microwave relocation and spectrum clearing services ("Microwave Services"). The Microwave Services include Spectrum Sharing Engineering Study and Analysis and Initial Market Assessment, Drive Test Frequency Selection, and prior Coordination Notices. The Microwave Services also include Negotiations and Program Management for the relocation of interfering paths.


1. SPECTRUM SHARING ENGINEERING STUDY AND ANALYSIS AND INITIAL MARKET
   ASSESSMENT

   WFI will perform spectrum-sharing studies, as required, for selected frequency (ies), in each assigned BTA and frequency, based on either a generic RF design or the design information provided by TeleCorp. WFI will utilize the results of the analysis in performing the following steps as required to complete assessment of interfering paths/incumbents identified in spectrum sharing study including status and initial budgetary analysis for each path.

2. SERVICE DESCRIPTION

   a.   SPECTRUM SHARING ANALYSIS
        WFI will perform spectrum-sharing studies, as required, for each assigned BTA and frequency. The reiterative studies will be based on RF design information provided by TeleCorp, and will identify all microwave paths that could affect or be affected by TeleCorp's proposed PCS systems, based on FCC guidelines on interference avoidance.

   b.   REVIEW AND CATALOG PATH DATA
        Review information from the spectrum sharing analysis on a per market and per incumbent basis for both co-channel and adjacent channel paths. Information such number of links, equipment and modulation type, capacity, site names and locations for each path will be logged for use during negotiations and relocation project management.

   c.   PATH PRIORITIZATION
        WFI will develop technical parameters for the interfering co- and adjacent-channel paths to establish negotiation and relocation strategies and path priorities.

   d.   REVIEW OF INCUMBENT DATA
        WFI will review incumbent system data on a per link basis and compare the information against FCC database information to determine whether the incumbent is operating on a primary status with a current license.

   e.   PATH STATUS VERIFICATION AND INITIAL INCUMBENT ASSESSMENT
        WFI will contact each incumbent to confirm database information, verify path status i.e. active, negotiated, or decommissioned. If the incumbent has not entered into an agreement with another PCS Licensee, then WFI will assess the incumbent's willingness to negotiate, identify strategic information, and discuss preliminary relocation options.

   f.   ASSESSMENT OF PREVIOUSLY NEGOTIATED PATHS
        WFI will attempt to obtain the terms and status of each relocation agreement entered into between an incumbent and other PCS licensee(s). WFI will attempt to obtain a copy of the agreement, provided that it is not protected by a non-disclosure agreement. WFI will determine whether the dates agreed upon in the relocation agreement meets TeleCorp's requirements.

   g.   ESTIMATE COMPARABLE RELOCATION COSTS
        Estimate relocation costs on a per incumbent and per market basis for paths that are determined to be active or co-channel paths that have been negotiated and/or relocated. Information such as system type and architecture, number of links required to be relocated, tower heights and typical system usage will be used to develop the cost estimates.

   h.   ROUTE MAPPING
        Develop route maps on a per incumbent and per market basis delineating co-channel and adjacent channel active paths.

   i.   DRIVE TEST FREQUENCY SELECTION
        WFI will complete the spectrum analysis and provide TeleCorp with the require drive test frequencies for the assigned BTS locations (if a non-Interfering frequency is available).

   j.   PRIOR COORDINATION NOTICES
        WFI will prepare Prior Coordination Notices (PCN(s)), mail PCNs to incumbents and clearing houses, and coordinate responses and objections to PCNs, as required.

   k.   DELIVERABLES
        WFI will provide TeleCorp with periodic reports containing the following information:

        i.    Copies of FCC licenses for each identified path;

        ii.   Comparable cost documentation;

        iii. Detailed budgetary cost analysis on a per BTA and frequency basis;

        iv.   Route maps;

        v.    Frequency relocation contract templates;

        vi. Upon clearing of each region or market, WFI shall provide;

        vii.  Drive Test Frequencies as required; and;

        viii. Copies of filed PCNs.

3. NEGOTIATIONS AND PROGRAM MANAGEMENT

   a.   INTRODUCTORY MAILING
        WFI will identify the proper technical and negotiation contact for each incumbent and send an introductory mailing packet containing general information on microwave relocation and specific information about TeleCorp and its proposed course of action.

   b.   NEGOTIATION PARAMETERS
        WFI will work with TeleCorp to develop negotiation parameters acceptable to TeleCorp. These parameters should be established prior to the commencement of negotiations so that settlements may be negotiated expeditiously.

   c.   DEVELOPMENT OF NEGOTIATION STRATEGIES
        WFI will work with TeleCorp to develop optimal negotiation strategies for each incumbent and market. These strategies will be based upon the size and location of each incumbent's network, considering whether the incumbent is present in multiple TeleCorp markets, TeleCorp's priorities and its willingness to provide various relocation alternatives.

   d.   INITIATE NEGOTIATIONS
        WFI will negotiate with incumbent to reach an agreement that conforms to TeleCorp's relocation schedule and cost parameters.

   e. ADDITIONAL NEGOTIATION AND FINALIZATION OF AGREEMENT FOR AMENDED RELOCATION DATES
        If a path has been negotiated by another PCS licensee, but the relocation Date(s) are unacceptable to TeleCorp, then WFI will initiate negotiations with the incumbent, other PCS licensee(s) or both to alter the unacceptable relocation dates and bring them into conformity with TeleCorp's relocation priorities.

   f.   NEGOTIATION STRATEGY
        WFI will re-assess negotiation parameters and strategies as required based on discussions with incumbents, additional information obtained from incumbent meeting, and any modifications to TeleCorp's deployment schedule.

   g.   CONTRACT TEMPLATES
        TeleCorp's inside counsel shall review and modify, as required, the contract templates that WFI provides to TeleCorp. The parties agree that these pre-approved contract templates are essential for enabling WFI to conclude negotiations in an efficient and expedient manner.

   h.   FINALIZE RELOCATION TERMS
        WFI will provide the proposed business terms to TeleCorp for approval.

   i.   FINALIZE RELOCATION AGREEMENT
        Once TeleCorp has approved the business terms, WFI shall work with TeleCorp's counsel to facilitate the negotiation and execution of the final relocation agreement between TeleCorp and the incumbent.

   j.   FREQUENCY COORDINATION
        WFI will order frequency coordination. If required, WFI will prepare the required FCC license applications for incumbent's signature and submit such applications to the FCC.

   k.   DETAILED RELOCATION SYSTEM DESIGN
        WFI will order engineering services required to design and engineer the microwave path including path and site surveys and network system design.

   l.   THIRD PARTY PROPOSALS
        WFI will obtain and review third party proposals for equipment and/or services, including but not limited to construction, installation, testing and training and other services required to implement the turnkey replacement and make a recommendation to TeleCorp as to which proposal to accept.

   m.   TOWER STRESS AND FOUNDATION ANALYSIS
        WFI will order any required tower and foundation analyses. WFI will coordinate and program manage the entire process.

   n.   TOWER OPTIONS ANALYSIS
        WFI will review results of the tower and/or foundation analyses and based on the recommendation made by the supplier, determine most cost-effective option such as structural strengthening, replacement, or alternate courses of action.

   o.   LEASED FACILITIES
        In the event that an incumbent transfers its operations to leased facilities and requests TeleCorp's assistance in the transfer, WFI will coordinate the transfer of the facilities to alternate leased by the scheduled decommissioning date.

   p.   RELOCATION PLAN
        WFI will develop a relocation plan that sets forth detailed relocation requirements including equipment procurement requirements, time line requirements, system performance requirements and detailed installation requirements. These detailed installations requirements will include testing, acceptance, and commissioning requirements.

   q.   INSTALLATION FEASIBILITY ANALYSIS
        WFI, in coordination with a third party equipment supplier and installer will conduct an installation feasibility analysis in order to identify detailed installation requirements and to ensure that decommissioning objectives are met.

   r.   INSTALLATION OVERSIGHT
        WFI will supervise the installation of the replacement system to ensure that the old system is decommissioned on schedule and that the incumbent is satisfied with the installation of the replacement system.

   s.   TOWER MODIFICATION OVERSIGHT
        WFI will monitor third party Suppliers' performance to encourage timely completion of their obligations.

   t.   DOCUMENTATION REVIEW
        WFI will review "as built" documentation prepared by third party Suppliers, verify completion of third party supplier contractual requirements, and recommend to TeleCorp to proceed with final payment based on acceptance criteria.

   u.   INCUMBENT ACCEPTANCE
        WFI will obtain final incumbent acceptance of equipment and facility installation. WFI will work toward incumbent's satisfaction that the contractual obligations by TeleCorp and its subcontractors (if applicable) have been met.

   v.   FINAL COST DOCUMENTATION
        WFI will provide TeleCorp with a final accounting of the costs incurred to perform the turnkey relocation project.

   w.   MONITORING OF INCUMBENT'S PERFORMANCE OBLIGATIONS
        For paths that resulted in a cash transaction between incumbent and TeleCorp, WFI will monitor incumbent to encourage compliance with contractual obligations and report such status to TeleCorp.

   x.   DECOMMISSIONING NOTIFICATION
        WFI will notify TeleCorp of completion of the relocation and provide TeleCorp with copies of FCC Form 415s and/or FCC licenses indicating that the 2GHz frequencies have been removed and decommissioned.

 4.     DOCUMENTATION FOR MICROWAVE SERVICES

   a. WFI will provide TeleCorp the following deliverables on a per incumbent basis:

        i.   Signed offer letter;

        ii.  Executed contract between incumbent and TeleCorp;

        iii. Periodic reports containing the status on incumbent compliance with the Frequency relocation agreement including status on path decommissioning.

   b. Where applicable, WFI shall provide to TeleCorp the following information:

        i.   Test reports;

        ii.  Procurement documentation;

        iii. Project management reports;

        iv.  Equipment test certification;

        v. Photos, drawings and other information obtained from site visits;

        vi.  Cut-over documentation; and

        vii. Equipment removal certification

   c. WFI shall provide TeleCorp with copies of FCC Form 415s for decommissioned paths.

                                 ATTACHMENT B
                                 ------------

            TO WORK ORDER FOR C-BLOCK MICROWAVE RELOCATION SERVICES
            -------------------------------------------------------



SCHEDULE OF SERVICES AND FEES
-----------------------------



---------------------------------------------------------------------------------------------------
SERVICE TYPE                     PRICE PER SERVICE       PAYMENT MILESTONES AND TIMING OF INVOICE
---------------------------------------------------------------------------------------------------
Spectrum Sharing Analysis        $[***]                  Full amount earned upon completion of
performed on IQ Clear                                    Spectrum Sharing Analysis and delivery
                                                         of Relocation Budget Report
---------------------------------------------------------------------------------------------------
Negotiation and Program                                  1.  [***]% of fee earned upon assignment
                                                             of path to WFI and initial incumbent
                                                             contact [***].
Management (1st path per         $[***]                  2.  [***]% of fee earned upon incumbent's
incumbent)                                                   execution of microwave relocation
                                                             agreement
                                                         3.  [***]% of fee earned upon completion
                                                             of relocation and filing with the FCC
                                                             Form 415 or equivalent.
                                                          *If paths are [***] to incumbent but
                                                           before [***] then WFI will earn [***]%
                                                           of [***] so that [***]% of [***]
Negotiation and Program
Management (each additional      $[***]
path per incumbent)
---------------------------------------------------------------------------------------------------
Drive Test Frequencies (cost     $[***]                  Invoiced monthly for completed number of
per frequency)                                           frequencies.
---------------------------------------------------------------------------------------------------
PCN Filing (cost per market)     $[***]                  Invoiced upon mailing of PCN
---------------------------------------------------------------------------------------------------
Cost Sharing Support (per        $[***]                  1.  [***]% of fee earned upon [***]
path)                                                    2.  [***]% of fee earned upon completion
                                                             of [***]
---------------------------------------------------------------------------------------------------

All travel costs and travel-related expenses will be passed through to TeleCorp without additional administrative fees.

WFI will perform Microwave Relocation / Negotiation Services as requested for the C Block deployment in the following [***] markets, which are made up of contiguous BTAs:

-----------------------------------------------------------------------------------------
MARKET         BTAS
-----------------------------------------------------------------------------------------
[***]          [***]
-----------------------------------------------------------------------------------------
[***]          [***]
-----------------------------------------------------------------------------------------
[***]          [***]
-----------------------------------------------------------------------------------------
[***]          [***]
-----------------------------------------------------------------------------------------

* Confidential treatment requested

                AMENDED AND RESTATED MASTER SERVICES AGREEMENT
                                    BETWEEN
                         TELECORP COMMUNICATIONS, INC.
                                      AND
                           WIRELESS FACILITIES, INC.

WORK ORDER FOR FIXED NETWORK ENGINEERING SERVICES IN [***] MTA (PHASE II)
-------------------------------------------------------------------------

WORK ORDER NO.: 8

DATE: _________, 1999

You are hereby requested to provide the services set forth below ("the Services") subject to the terms and conditions set forth herein and in accordance with the provisions of the Amended and Restated Master Services Agreement (the "Agreement") dated __________, 1999 by and between TeleCorp Communications, Inc. and its operating affiliates ("Client") and Wireless Facilities, Inc. and its affiliates ("WFI") and according to the following terms:


1. ASSIGNMENT: The following illustrates the Services and specific tasks to be performed by WFI:

             [DESCRIPTION OF SERVICES AND TASKS - SEE ATTACHMENT A]

2. SERVICES FEES AND REIMBURSEMENT OF EXPENSES: Client shall compensate WFI for the Services at the fixed rates per Site as set forth in Attachment B, and shall reimburse WFI for expenses in accordance with Attachment B.

3. INVOICING SCHEDULE: WFI shall invoice Client for Service Fees in accordance with the schedule of Payment Milestones per Attachment B to this Work Order.

4. PAYMENT OF INVOICES: All invoices shall be due and payable by Client in accordance with the terms set forth in Section IV of the Agreement.

5. COMMENCEMENT OF SERVICES: WFI shall initiate performance of the Services (in accordance with the Deployment Schedule) immediately upon full execution of this Work Order.

6. MASTER SERVICES AGREEMENT: This Work Order shall be appended to the Agreement and is incorporated therein by reference. All of the terms and conditions of the Agreement shall apply to the provision of Services hereunder; however, in case of conflict, the terms of this Work Order shall govern.

TELECORP COMMUNICATIONS, INC.                   WIRELESS FACILITIES, INC.

By: /s/ Thomas H. Sullivan                      By: /s/ Masood Tayebi
    -------------------------                       ------------------------

Name: Thomas H. Sullivan                        Name: Masood Tayebi
     -------------------------                       -----------------------

Title: President                                Title: President
      ------------------------                       -----------------------

Date: 10/12/99                                  Date: 10/6/99
     ------------------------                        -----------------------

*Confidential Treatment Requested